REVOLVING CREDIT AGREEMENT



     This REVOLVING CREDIT AGREEMENT (this "Agreement") is entered into as of July 12, 1995 by and among Westar Auto Finance, L.L.C., as borrower (the "Company"), Republic Leasing Incorporated, as guarantor (the "Guarantor") and Bank One, Columbus, N.A., a national banking association, as lender (the "Lender").


                       ARTICLE 1.  REVOLVING CREDIT LOANS
                       ----------------------------------

     1.1 REVOLVING CREDIT COMMITMENT. The Lender hereby agrees on the terms and conditions of this Agreement to lend to the Company the maximum sum of Twelve Million Dollars ($12,000,000) (the "Revolving Credit Commitment"). The Revolving Credit Commitment shall be available to the Company, subject to the limitations herein, in whole or part and from time to time until July 12, 1998, and any amounts borrowed may be repaid in whole or in part and reborrowed until such date. Each borrowing under the Revolving Credit Commitment shall be made in accordance with the provisions of this Section 1.1 and shall be subject to the conditions of Article 3 (each such borrowing, a "Revolving Credit Loan").

     Each Revolving Credit Loan shall be made pursuant to the request of the Company to the Lender on an advance request form furnished by the Lender to the Borrower which request for a Revolving Credit Loan shall specify (i) the total amount of the Revolving Credit Loan; (ii) the borrowing date (the "Borrowing Date"), which shall be a Business Day; (iii) the Eligible Lease Amount of the Leases being financed with the proceeds of the Revolving Credit Loan; and (iv) a calculation which demonstrates that after giving effect to the Revolving Credit Loan, the aggregate principal amount of the Revolving Credit Loans then outstanding will exceed the Borrowing Base. Requests for Revolving Credit Loans may be made on the applicable Borrowing Date. Revolving Credit Loans requested on a Business Day on or before 12:00 p.m. shall be made by the Lender by 3:00 p.m. on the next succeeding Business Day.

     1.2 REVOLVING CREDIT NOTE. The Revolving Credit Commitment shall be evidenced by a master promissory note (the "Revolving Credit Note") of the Company unconditionally executed by duly authorized officers thereof, which shall be in the form of Exhibit A attached hereto. Payment of the Revolving Credit Note shall be absolutely and unconditionally guaranteed by the Guarantor and Westar Auto Holding Co., a wholly owned Subsidiary of the Guarantor ("WestAH") pursuant to the terms of a Guaranty Agreement (the "Guaranty") in the form of Exhibit B attached hereto. The Revolving Credit Note shall include the following terms:

          (a) TERM. The Revolving Credit Note shall be dated as of the date of the disbursement of the initial Revolving Credit Loan and shall be due and payable in full on or before July 12, 1998.

          (b) INTEREST RATE ON REVOLVING CREDIT LOANS. From its date, each Revolving Credit Loan shall bear interest (computed on the basis of the actual number of days elapsed over a Business Year) on the unpaid principal balance at a fluctuating rate per annum equal to (i) four percent (4%) above the LIBOR Rate if the Borrowing Date occurs during the period from the date of this Agreement until the Trust shall have originated 250 Eligible Leases, (ii) three and one-half percent (3.5%) above the LIBOR Rate if the Borrowing Date occurs during the period from the date on which the Trust shall have originated more than 250 Eligible Leases until the Trust shall have originated 500 Eligible Leases, and
(iii) three percent (3.0%) above the LIBOR Rate if the Borrowing Date occurs during the period from the date on which the Trust shall have originated more than 500 Eligible Leases and thereafter.

          The initial LIBOR Rate shall be the LIBOR Rate in effect as of the initial Borrowing Date and thereafter shall be the LIBOR Rate in effect as of the first Business Day of each month (the "Interest Determination Date") and such LIBOR Rate shall be effective for all outstanding Revolving Credit Loans until the next succeeding Interest Determination Date. Any change in the LIBOR Rate shall be effective immediately upon and after the related Interest Determination Date. Interest on the Revolving Credit Loans shall be payable quarterly in arrears on the last day of each March, June, September and December (the "Interest Payment Date"), commencing September 30, 1995.

          (c) MANDATORY REPAYMENTS. (i) At no time shall (a) the amount of any individual Revolving Credit Loan outstanding exceed the related individual Borrowing Base, or (b) the amount of the aggregate Revolving Credit Loans outstanding exceed the aggregate Borrowing Base. The Company shall make such repayments of an individual Revolving Credit Loan or of the aggregate Revolving Credit Loans as are necessary to reduce the principal amount of such individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as applicable, to an amount which does not exceed the related individual Borrowing Base or the aggregate Borrowing Base, as applicable.

          (ii) The Company shall use the proceeds from the sale of Pooled Interest Certificates to repay all or a portion of the principal amount of, and accrued interest on, related outstanding Revolving Credit Loans. The Company shall be required to repay the entire principal amount of each outstanding Revolving Credit Loan within six months following the date on which the related Asset-Specific Trust Interests were purchased with the proceeds of such Revolving Credit Loan; provided, however, that the Company may elect at the time Eligible Leases related to such Asset-Specific Trust Interests are being reallocated to the Pooled Interest evidenced by such Pooled Interest Certificates to reallocate Eligible Leases having an aggregate Eligible Lease Amount of up to $500,000 to new Asset-Specific Trust Interests in which event the principal amount of the then outstanding Revolving Credit Loans may be reduced to an amount which does not exceed the Borrowing Base of such reallocated Eligible Leases. In no event may an Eligible Lease be reallocated to a new Asset-Specific Trust Interest more than once. The Lender understands that in order for the Trust to create a Pooled Interest evidenced by such Pooled Interest Certificates, it will be necessary for the Lender to release its security interest in those Asset-Specific Trust Interests related to Trust Assets being reallocated to such Pooled Interest. Except during the occurrence and continuation of an Event of Default, the Lender's consent to the release of such security interest shall not be unreasonably withheld.

          (d) DEFAULT RATE. Overdue principal and, to the extent permitted by law, overdue interest in respect of any Revolving Credit Loan shall bear interest at a rate equal to the sum of the rate otherwise applicable to such Revolving Credit Loan pursuant to Section 1.2(b) plus 3% per annum. The application of this Section 1.2(d) shall not constitute a waiver of any Event of Default or an agreement by the Lender to permit any later payments whatsoever.

     1.3 CANCELLATION AND REDUCTION OF REVOLVING CREDIT COMMITMENT. The Company shall be entitled to permanently reduce or cancel the Revolving Credit Commitment from time to time with the written consent of the Lender and upon such terms as shall be agreed upon by the Company and the Lender. In the event of cancellation of the Revolving Credit Commitment, the principal amount of the Revolving Credit Note shall be paid in full, together with all accrued interest thereon, any unpaid Unused Commitment Fee accrued to the date of cancellation, and all other amounts owing to the Lender by the Company hereunder. There shall be no prepayment penalty or fee of any kind. In the event of the permanent reduction of the Revolving Credit Commitment to a level which is less than the then outstanding principal amount of the Revolving Credit Note, the Revolving Credit Note shall be prepaid at the time of such reduction in an amount equal to the then excess of the Revolving Credit Note over the Revolving Credit Commitment as so reduced. Accrued interest on the principal amount of the Revolving Credit Note repaid shall be included in the interest due and payable on the next Interest Payment Date.

     1.4 USE OF FUNDS. Proceeds of Revolving Credit Loans shall be used to fund the purchase by the Company of Asset-Specific Trust Interests from the Trust. The Trust will use the proceeds from the purchase of the Asset-Specific Trust Interests to originate Eligible Leases.


                 ARTICLE 2.  FEES, PAYMENTS, SETOFFS, SECURITY
                 ---------------------------------------------

     2.1 FEES. The Company shall pay to the Lender a fee (the "Unused Commitment Fee") based on the daily average amount of the Revolving Credit Commitment not drawn down in Revolving Credit Loans (the "Unused Commitment") for the period beginning with the date hereof and ending July 12, 1998 or on the sooner cancellation in full of the Revolving Credit Commitment. The Unused Commitment Fee shall be payable quarterly in arrears and when the Revolving Credit Commitment is fully terminated, on the date of such cancellation. The amount of the Unused Commitment Fee shall be equal to one-eighth of one percent (1/8%) per annum of the Unused Commitment (computed on the basis of the actual number of days elapsed over a Business Year).

     2.2 PAYMENTS. All payments and prepayments by the Company to be made in respect of the Unused Commitment Fee or of principal or interest on the Revolving Credit Note shall become due at 1:30 p.m., Columbus, Ohio time on the day when due, and shall be made to the Lender in federal funds or other immediately available lawful money of the United States of America. Whenever any payment to be made hereunder shall be due other than on a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees hereunder.

     2.3 SETOFFS. Upon the occurrence of any Event of Default, the Lender shall have the right to set off against all obligations of the Company to the Lender under this Agreement and the Notes, whether matured or unmatured, all amounts owing to the Company by the Lender, whether or not then due and payable, and all funds or property of the Company on deposit with or otherwise held or in the custody of the Lender for the beneficial account of the Company. Such funds shall be charged against accrued interest on and/or principal of the Revolving Credit Note as the Lender may determine in its discretion.

     2.4 SECURITY. As security for the payment of the Revolving Credit Note and for the performance of, and compliance with all of the terms, covenants, conditions, stipulations and agreements contained in this Agreement and in the Revolving Credit Note, (a) the Guarantor by the security agreement in the form attached hereto as Exhibit C and incorporated herein by this reference (the "Guarantor Security Agreement"), (b) the Company by the security agreement in the form attached hereto as Exhibit D and incorporated herein by this reference (the "Company Security Agreement"), (c) the Company by the Pledge of Stock in the form attached hereto as Exhibit E and the Pledge and Assignment of Membership Interests (collectively, the "Pledge Agreements" and, together with the Guarantor Security Agreement and the Company Security Agreement, the "Security Agreements") and (d) the Company and the Guarantor by other instruments, shall, as provided in the Security Agreements, assign and grant to the Lender a perfected security interest in all the collateral described in the Security Agreements.


                       ARTICLE 3.  CONDITIONS OF BORROWING
                       -----------------------------------

     The obligation of the Lender to make the Loans to the Company provided for hereunder shall be subject to the following conditions:

     3.1 CONDITIONS PRECEDENT TO THE INITIAL REVOLVING CREDIT LOAN. Prior to the disbursement of the initial Revolving Credit Loan hereunder, the Company and the Guarantor shall furnish to the Lender the following, each dated the date of the disbursement of the initial Revolving Credit Loan, in form and substance satisfactory to the Lender and counsel for the Lender:

          (a) The duly executed Revolving Credit Note in the form of the attached Exhibit A;

          (b) Certified copies of the resolutions of the boards of directors of the Company and the Guarantor, respectively, authorizing the execution, delivery and performance of the Company's and the Guarantor's respective obligations under this Agreement, the Guaranty, the Revolving Credit Note and the Security Agreements;

          (c) Certificates of the Secretaries or of Assistant Secretaries of the Company and the Guarantor, respectively, which shall certify the respective names of the officers of the Company and the Guarantor authorized to sign this Agreement, the Guaranty, the Revolving Credit Note, the Security Agreements and any other documents or certificates to be delivered pursuant to this Agreement by the Company or the Guarantor or any of their respective officers, together with the true signatures of such officers. The Lender may conclusively rely upon such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate;

          (d)  The duly executed Guaranty;

          (e)  Duly executed Security Agreements;

          (f) The duly executed Agreement with Respect to Prevention and Resolution of Disputes ("Dispute Resolution Agreement") in the form of the attached Exhibit G;

          (g) Opinion of counsel to the Company and the Guarantor addressed to the Lender opining as to the matters set forth in Exhibit H hereto and as to such other matters as the Lender may request and containing only such qualifications as are acceptable to the Lender and its counsel;

          (h)  The duly executed Validity Agreement in the Form of the Attached
     Exhibit I;

          (i) The Company and the Trustee shall have entered into the Trust Agreement upon terms and conditions acceptable to Lender and its counsel;

          (j) The Guarantor shall have reimbursed the Lender for closing costs, including fees and disbursements of its counsel, in an amount not to exceed $20,000;

          (k) The Guarantor shall have Tangible Net Worth of not less than $2,200,000; and

          (l) Such other opinions, certificates, affidavits, documents and filings as the Lender may deem reasonably necessary or appropriate.

     3.2 CONDITIONS PRECEDENT TO EACH OF THE LOANS. At the time of each Revolving Credit Loan after the initial Revolving Credit Loan, all mandatory repayments required by Section 1.2(c) shall have been made; the Company and the Guarantor shall be in compliance with all of the other provisions, warranties and covenants contained in this Agreement with which they are to comply; there shall exist no Event of Default; and no event shall exist or shall have occurred which with the lapse of time or notice or both would constitute an Event of Default.


                   ARTICLE 4.  REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

     The Company and the Guarantor, jointly and severally, represent and warrant to the Lender, which representations and warranties shall survive the execution and delivery of this Agreement, the Guaranty and the Revolving Credit Note, as follows.

     .1 ORGANIZATION AND AUTHORITY. The Company is a limited liability company and the Guarantor is a corporation each duly organized, validly existing and in good standing under the laws of the jurisdictions of their respective formation, and have all requisite power and authority to own and operate their properties and to carry on their businesses as now conducted. The execution, delivery and performance of this Agreement, the Guaranty, the Security Agreements and the Revolving Credit Note have been duly authorized by the Company and the Guarantor by all necessary corporate actions; there is no prohibition, either in law, in their respective articles of incorporation, certificate of incorporation, limited liability company agreement, code of regulations, bylaws, or directors' bylaws, if any, or in any order, writ, injunction or decree of any court or arbitrator presently in effect having applicability to the Company or the Guarantor which in any way prohibits or would be violated by the execution and performance of this Agreement, the Guaranty, the Security Agreements and the Revolving Credit Note in any respect; and this Agreement, the Guaranty, the Security Agreements and the Revolving Credit Note are and will be valid, binding and enforceable obligations of the Company and the Guarantor, as applicable, except as enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and except to the extent enforcement thereof may be limited by the application of general principles of equity.

     4.2 QUALIFICATION. The Company and the Guarantor are duly qualified or licensed and in good standing as foreign corporations duly authorized to do business in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted makes such qualification or licensing necessary and in which the failure to be so qualified would have a materially adverse effect on the conduct of the business of the Company or the Guarantor.

     4.3 INVESTMENTS; GUARANTEES; LIABILITIES. The Company and the Guarantor have made no investments in, advances to or guarantees of the obligations of any Person other than the Guaranty. Neither the Company nor the Guarantor has any material Liabilities, direct or contingent in excess of $100,000.

     4.4 TAX RETURNS AND PAYMENTS. The Company and the Guarantor have filed all tax returns required by law to be filed and have paid all taxes, assessments and other governmental charges of any material nature, either in amount or effect, levied upon any of their properties, assets, income or franchises, other than those not yet delinquent. The charges, accruals and reserves on the books of the Company and the Guarantor in respect to income taxes for all respective fiscal periods are adequate in the opinion of the Company and the Guarantor, and neither the Company nor the Guarantor knows of any unpaid assessment for additional income taxes for any fiscal period or of any basis therefor.

     4.5 TITLE TO PROPERTIES; LIENS. The Company and the Guarantor have good and marketable title to all of their respective property and assets, in each case including, but not limited to, the property and assets reflected as being owned by the Guarantor on the Balance Sheet except such as have been disposed of in the ordinary course of business since the date of the Balance Sheet and all such property and assets are free and clear of mortgages, pledges, liens, charges or other encumbrances except such as are not prohibited by Section 6.2 hereof. The Company and the Guarantor enjoy peaceful and undisturbed possession under all leases under which they are lessee which are material to the conduct of the businesses of the Company or the Guarantor and all of such leases are valid, subsisting and in full force and effect in accordance with their terms. None of such leases contains any provision restricting incurrence of Indebtedness by the Company or the Guarantor or any provision which materially adversely affects or in the future might materially adversely affect the business of the Company or the Guarantor.

     4.6 LITIGATION. There is no court action, other proceeding or investigation pending or threatened which questions the validity of this Agreement, the Guaranty, the Security Agreements or the Revolving Credit Note or any action taken or to be taken pursuant thereto or which might result, either separately or in the aggregate, in any materially adverse change in the business, operations, affairs or condition of the Company or the Guarantor.

     4.7 COMPLIANCE WITH LAW AND OTHER INSTRUMENTS. Neither the Company nor the Guarantor is in violation of, and the execution, delivery and performance of this Agreement, the Guaranty, the Security Agreements and the Revolving Credit Note does not and will not result in a violation of nor a conflict with or default under any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to the Company or the Guarantor or by which either are bound, which now or in the future may materially adversely affect either of their businesses, operations, affairs or condition.

     4.8 FINANCIAL STATEMENTS. The Guarantor has furnished to the Lender consolidated financial statements of the Guarantor including (i) an audited balance sheet, statement of income, statement of shareholders' equity and an audited statement of cash flow as at and for the fiscal year ended March 31, 1995, and (ii) unaudited interim financial statements for the period ending June 30, 1995. Such financial statements are complete and correct in all material respects and fairly reflect the financial condition of the Guarantor as at such dates and the results of operations of the Guarantor as at such dates and for the period ended on such dates. Since the date of such statements no materially adverse change has occurred in the business, operations, affairs or condition (financial or otherwise) of the Guarantor.

     4.9 PATENTS; TRADEMARKS. The Company and the Guarantor possess and have made all filings with the United States Patent and Trademark Office and appropriate state agencies to evidence in each of them, respectively, full and complete title to all the patents, trademarks, service marks, trade names, copyrights and licenses and rights in respect of the foregoing which are essential to the conduct of their businesses, without any known conflict with the rights of others.

     4.10 NO MARGIN ACTIVITY. Neither the Company nor the Guarantor is engaged in the business of extending or obtaining credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as is now and may from time to time hereafter be in effect) and no part of the proceeds of any Loan shall be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or to reduce or retire any indebtedness incurred for any such purpose. No part of the proceeds of the Loans hereunder will be used for any purpose which violates, or which is inconsistent with, the provisions of Regulations G, T, U or X of the Board of Governors.

     4.11 ERISA. Each Plan maintained by the Company or the Guarantor and by each ERISA Affiliate complies with all material applicable requirements of ERISA and of the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. Neither the Company nor the Guarantor nor any ERISA Affiliate has engaged in any prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) (i) which has not been corrected within the correction period applicable to it under Section 502(i) of ERISA or Section 4963(e) of the Code or
(ii) for which an exemption has not been obtained under Section 408 of ERISA or
Section 4975 of the Code. Neither the Company nor the Guarantor nor any ERISA Affiliate is a participant in (i) any Multiemployer Plan, (ii) any other Plan which is subject to Title IV of ERISA, or (iii) any money purchase pension plan.

     4.12 ADVERSE CONTRACTS; DEFAULTS. Neither the Company nor the Guarantor is a party to any agreement or instrument or subject to any charter or other corporate restriction materially adversely affecting their respective businesses, properties or assets, operations or condition (financial or otherwise). Neither the Company nor the Guarantor is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party.

     4.13 ENVIRONMENTAL LAWS. No release, emission, or discharge into the environment of hazardous substances, as defined under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or hazardous waste as defined under the Solid Waste Disposal Act, as amended, or air pollutants as defined under the Clean Air Act, or toxic pollutants as defined under the Clear Air Act, or the Toxic Substances Control Act, has occurred or is presently occurring in excess of federally permitted releases or reportable quantities, or other concentrations, standards or limitations under, and which would constitute a material violation of, the foregoing laws or under any other federal, state or local laws or regulations, in connection with any aspect of the business of the Company or the Subsidiaries. Except as previously disclosed in writing to the Lender, the Company and the Guarantor have no knowledge of any past or existing violations of any environmental laws, ordinances or regulations issued by any federal, state or local governmental authority.

     4.14 DISCLOSURE. No information, exhibit or report furnished by the Company or the Guarantor to the Lender in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading. There is no fact known to the Company or the Guarantor which materially adversely affects or in the future may (so far as the Company or the Guarantor can now foresee) materially adversely affect the business, operations, affairs or condition of the Company or the Guarantor or any of their respective properties or assets which has not been set forth in this Agreement or in the Exhibits hereto.

     4.15 INSURANCE. All of the properties and operations of the Company and the Guarantor of a character usually insured by Persons of established reputation engaged in the same or similar businesses similarly situated are adequately insured, by financially sound and reputable insurance companies, against loss or damage of the kinds and in amounts customarily insured against by such Persons and the Company and the Guarantor carry, with such insurers in customary amounts, such other insurance, including public and product liability, as is usually carried by Persons of established reputation engaged in the same or similar businesses similarly situated.

     4.16 EVENTS OF DEFAULT. There does not exist any Event of Default or Default hereunder.

     4.17 OWNERSHIP OF LEASES AND LEASED VEHICLES. The Trust is or will be the legal and beneficial owner of all right, title and interest in and to the Leases and the Leased Vehicles and any other Trust Assets.

     4.18 CHARACTERISTICS OF LEASES AND LEASED VEHICLES. Each Lease and, to the extent applicable, each Leased Vehicle will be: (a) written with respect to a Leased Vehicle that was at the time of the origination of the related Lease a new vehicle, a limited mileage dealer demonstrator or used vehicle or a manufacturer's program vehicle; (b) originated by a dealer located in the states of Idaho, Oregon or Washington (or such other states as shall be mutually agreed to by the parties) in the ordinary course of its business and in compliance with the Guarantor's normal lease contract underwriting policies and practices; (c) owned by the Trustee on behalf of the Trust free of all Liens except for Liens permitted by the Trust Agreement or the Lease Purchase Agreement; (d) originated in compliance with, and complies with, all material applicable legal requirements; (e) evidenced by a certificate of title registered in the name of the Trustee; (f) a closed-end lease that (i) requires equal monthly payments to be made within 60 months of the date of origination of such Contract and (ii) requires such payments to be made by the lessee thereof within 30 days after the date invoices for payments are distributed; (f) a Lease which fully amortizes to an amount equal to the residual value of the related Leased Vehicle based on a fixed annual percentage rate calculated on a constant yield basis; (g) fully assignable and will not require the consent of the lessee thereof as a condition to any transfer, sale or assignment of the rights of the originator; (h) a Lease which has never been extended; (i) a Lease as to which the lessee thereunder is not bankrupt or currently the subject of a bankruptcy proceeding; (j) not more than 60 days past due; (k) a Leased Vehicle which has not been repossessed; and
(l) a Lease which satisfies the written underwriting criteria separately delivered by the Lender to the Company which underwriting criteria may be amended from time to time by agreement of the parties.


                        ARTICLE 5.  AFFIRMATIVE COVENANTS
                        ---------------------------------

     Until payment in full of the Notes and performance of all other obligations of the Company and the Guarantor hereunder:

     5.1 BANK DEPOSITS. The Company and the Guarantor covenant that the Lender shall be the principal bank of account and primary depository for the Company and the Guarantor.

     5.2 FINANCIAL STATEMENTS AND REPORTS OF THE GUARANTOR. (a) Not later than thirty (30) days following the end of each fiscal quarter, the Guarantor shall furnish to the Lender the following items in form and substance satisfactory to the Lender:

          (i) An unaudited income statement for the fiscal quarter and fiscal year to date and copies of the statements for the same periods of the previous year;

         (ii) An unaudited balance sheet as of the end of such fiscal quarter and copies of such statements for the same period of the previous year;

        (iii) A certificate from the chief financial officer of the Guarantor stating that (i) the financial statements are complete and correct in all material respects and fairly represent the financial position of the Guarantor as of their respective dates and the results of the Guarantor's operations for the periods then ended; (ii) the Company and the Guarantor have complied with and are then in compliance with all terms and covenants of this Agreement; and (iii) there exists no Default or Event of Default; and

         (iv) An aging report of all Leases in form and substance satisfactory to the Lender.

          (b) Not later than three Business Days following the end of each week, the Guarantor shall furnish the Lender a Borrowing Base certificate containing (i) a calculation of the Borrowing Base for each week on a consolidated basis in detail satisfactory to the Lender, (ii) so long as any Revolving Credit Loans remain outstanding, an affirmative certification from the Guarantor's chief executive officer or chief financial officer that the Borrowing Base is equal to or greater than the amount of Revolving Credit Loans outstanding, and (iii) in the event that any individual Borrowing Base is less than the related individual Revolving Credit Loan or the aggregate Borrowing Base is less than the aggregate Revolving Credit Loans, a calculation of the amount of the repayment of the related Revolving Credit Loan or Revolving Credit Loans required pursuant to
     Section 1.2(d).

     5.3  AUDITED FINANCIAL STATEMENTS.

          (a) Not later than ninety (90) days following the end of each fiscal year of the Guarantor, beginning with the fiscal year ended March 31, 1996, the Guarantor shall furnish to the Lender, in form and substance satisfactory to the Lender, complete consolidated financial statements for the Guarantor for such fiscal year certified by an independent certified public accountant acceptable to the Lender, with an opinion not significantly qualified, accompanied by a certificate from such accountant, certifying that in examining the Guarantor's books and records for such period, such accountant has obtained no knowledge of any condition, event or act which, with notice or lapse of time, or both, could constitute a Default or an Event of Default or any condition, event or act which could materially and adversely affect the financial condition or operations of the Guarantor, or if any such condition, event or act exists, specifying the nature and status thereof.

          (b) Each of the financial statements delivered under this Section 5.3 shall be accompanied by a certificate of the chief financial officer of the Guarantor stating that except as disclosed in the certificate such officer has no knowledge of a Default or an Event of Default hereunder and setting forth in a detailed computation in form satisfactory to the Lender the financial status of the Guarantor (at the end of, or, in the case of incurrence tests, during such accounting period) in respect of the restrictions contained in Sections 6.12 and 6.13.

     5.4 INSPECTION. The Lender shall have the right to review the books and records of the Company and the Guarantor regarding their business affairs and financial condition and to copy the same and make excerpts therefrom, and to inspect the assets of the Company and the Guarantor which are subject to the Security Agreements, at all times during regular business hours; so long as such inspections do not unreasonably interfere with or impede the operations of the Company or the Guarantor.

     5.5 INSURANCE. The Guarantor and the Company shall insure and maintain insurance upon all of their assets and business properties and product liability insurance with responsible and reputable insurers of such character and in such amounts as are usually maintained by companies engaged in like business. All insurance policies shall be written for the benefit of the Guarantor, the Company and the Lender as their interests may appear and shall contain a provision requiring the insurance company to provide the Lender not less than ten days' written notice prior to cancellation of any such policy. All insurance policies or certificates evidencing the same shall be furnished to the Lender.

     5.6 PAYMENT OF TAXES AND CLAIMS. The Guarantor and the Company shall pay all taxes, assessments and other governmental charges imposed upon their respective properties or assets or in respect of any of their franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become due and payable and which by law have or might become a lien or charge upon any of their properties or assets, provided that (unless any material item of property would be lost, forfeited or materially damaged as a result thereof) no such charge or claim need be paid if the amount, applicability or validity thereof is currently being contested in good faith and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor.

     5.7 COMPLIANCE WITH LAWS. The Guarantor and the Company shall comply in all substantial respects with all applicable statutes, laws, ordinances and governmental rules, regulations and orders to which they are subject or which are applicable to their businesses, properties and assets if noncompliance therewith would materially adversely affect such businesses, including, but not limited to, all applicable Federal, state, regional, county or local laws, statutes, rules, regulations or ordinances concerning public health, safety or the environment; provided that (unless such contest or noncompliance would materially adversely affect such businesses) the Guarantor or the Company need not so comply if any such statute, law, ordinance, or governmental rule, regulation or order is currently being contested in good faith.

     5.8 ERISA. The Guarantor and the Company will furnish to Lender: (a) promptly and in any event within 10 days after the Guarantor or the Company knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of the Guarantor or the Company, as relevant, setting forth details as to such Reportable Event and the action which the Guarantor or the Company, as applicable, proposes to take with respect thereto; (b) promptly and in any event within 10 days after the Guarantor or the Company knows or has reason to know of any condition existing with respect to a Plan which presents a material risk of termination of the Plan, imposition of an excise tax, requirement to provide security to the Plan or incurrence of other liability by the Guarantor or the Company or any ERISA Affiliate a statement of the chief financial officer of the Company or such Subsidiary describing such condition; (c) at least 10 days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice; (d) promptly and in no event more than 10 days after the filing thereof with the Secretary of the Treasury, a copy of any application by the Guarantor or the Company or an ERISA Affiliate for a waiver of the minimum funding standard under section 412 of the Code; (e) promptly and in no event more than 10 days after the filing thereof with the Internal Revenue Service, copies of each annual report which is filed on Form 5500 together with certified financial statements for the Plan (if any) as of the end of such year and actuarial statements on Schedule B to such form 5500;
(f) promptly and in any event within 10 days after it knows or has reason to know of any event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of the Company or such Subsidiary describing such event or condition; (g) promptly and in no event more than 10 days after receipt thereof by the Guarantor or the Company or any ERISA Affiliate, a copy of each notice received by the Guarantor or the Company or an ERISA Affiliate concerning the imposition of any withdrawal liability under section 4202 of ERISA; and (h) promptly after receipt thereof a copy of any notice the Guarantor or the Company or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to any Plan or Multiemployer Plan; provided, however, that this subsection (h) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service.

     5.9 PRESERVATION OF CORPORATE EXISTENCE. The Guarantor shall preserve and maintain and cause the Company to preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of their incorporation or in any other jurisdiction they shall select, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of their business and operations or the ownership of their properties.

     5.10 MAINTENANCE OF TANGIBLE ASSETS. The Guarantor and the Company shall each maintain its tangible assets in good condition and repair and shall not permit any action or omission which might materially impair the value thereof, normal wear and tear excepted.

     5.11 NOTICES OF CERTAIN EVENTS. The Guarantor and the Company shall within five Business Days of the occurrence thereof give notice to the Lender of:

          (a)  Any Default or Event of Default;

          (b) Any default or event of default under any contractual obligation of the Guarantor or the Company that would have a materially adverse effect on the Guarantor or the Company; or

          (c) A materially adverse change in the business, operations, affairs or condition (financial or otherwise) of the Guarantor or the Company which threatens the ability of the Company or the Guarantor to satisfy any of their respective obligations to make payments of the principal of, or interest on, the Revolving Credit Loans pursuant to the terms of this Agreement, the Revolving Credit Note or the Guaranty Agreement.

Each notice pursuant to this Section 5.11 shall be accompanied by a statement of the chief executive officer or chief financial officer of the Guarantor or the Company, as applicable, setting forth details of the occurrence referred to therein and stating what action the Guarantor or the Company, as applicable, proposes to take with respect thereto.

     5.12 RECORDS AND BOOKS OF ACCOUNT. The Guarantor and the Company shall keep adequate records and books of account in which complete entries will be made in accordance with GAAP, reflecting all financial transactions required by GAAP to be so reflected.

     5.13 PERFORMANCE OF CONTRACTS. The Guarantor and the Company shall perform and comply with, in accordance with their terms, all material provisions of each and every contract, agreement or instrument now or hereafter binding upon them, except to the extent that they shall contest the provisions thereof in good faith and by proper proceedings.

     5.14 NOTICE OF MATERIAL LITIGATION. The Guarantor shall promptly notify the Lender in writing of any litigation, arbitration proceeding or administrative investigation, inquiry or other proceeding to which it or the Company may hereafter become a party which may involve any risk of any judgment or liability not fully covered by insurance or which may otherwise result in any materially adverse change of the business, operations, affairs or condition (financial or otherwise) of the Guarantor or the Company or which may impair the ability of the Guarantor or the Company to perform its obligations under this Agreement, the Guaranty, the Security Agreements, the Revolving Credit Note or any other agreement or instrument contemplated hereby or thereby.

     5.15 USE OF PROCEEDS. The Company shall use all proceeds of the Loans disbursed pursuant to this Agreement for legal and proper purposes, and such uses shall be consistent with all applicable laws.


                         ARTICLE 6.  NEGATIVE COVENANTS
                         ------------------------------

     Until payment in full of the Revolving Credit Note and the performance of all other obligations of the Guarantor and the Company hereunder, without the prior written consent of the Lender:

     6.1 INDEBTEDNESS. Neither the Guarantor, the Company nor any other Subsidiary shall create, incur, assume or suffer to exist any Indebtedness, except for (a) Indebtedness to the Lender, (b) trade payables incurred by the Guarantor in the ordinary course of business, and (c) other Indebtedness of the Guarantor which is satisfactorily subordinated in the judgment of the Lender to the Revolving Credit Loans in an amount not to exceed 5% of the Tangible Net Worth of the Guarantor.

     6.2 LIENS AND OTHER ENCUMBRANCES. Neither the Guarantor, the Company nor any other Subsidiary shall create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance of any nature whatsoever on any of its property or assets whether now owned or hereafter acquired, except
(i) liens securing the payment of taxes, either not yet due or the validity of which is being contested in good faith by appropriate proceedings (so long as no material item of property would be lost, forfeited or materially damaged as a result thereof), and as to which the Guarantor or the Company or such other Subsidiary, as the case may be, shall, as appropriate under GAAP, have set aside on its books and records adequate reserves; (ii) deposits under workers' compensation, unemployment insurance, social security and other similar laws or to secure the performance of bids, tenders or contracts (other than for the repayment of purchase price Indebtedness or borrowed money) or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds, all in the ordinary course of business; or
(iii) liens and security interests in favor of the Lender.

     6.3 GUARANTIES AND OTHER CONTINGENT LIABILITIES. Neither the Guarantor, the Company nor any other Subsidiary shall become an indemnitor, guarantor or surety or otherwise become liable for any of the obligations or liabilities of any Person except for the Guaranty.

     6.4 FUNDAMENTAL CHANGES. Neither the Guarantor, the Company nor any other Subsidiary shall (i) enter into any transaction of merger or consolidation or amalgamation, or (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or (iii) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, whether now owned or hereafter acquired, or (iv) acquire by purchase or otherwise all or substantially all the business or assets of, or stock or other evidence of beneficial ownership of, any Person, or (v) make any material change in the nature of its business or in the methods by which it conducts business, or (vi) amend its articles of incorporation, certificate of incorporation or limited liability company agreement, as applicable, to create or authorize the creation of any class or series of stock or membership interests, as applicable, other than the class or series of stock or membership interests now authorized in its articles of incorporation, certificate of incorporation or limited liability company agreement, as applicable, heretofore delivered to the Lender; provided, however, that after prior written notice to the Lender (a) any Subsidiary other than the Company may be merged with or into or consolidated with the Guarantor, so long as the Guarantor is the surviving entity and (b) the Guarantor may be a party to a merger the sole purpose of which is to change the place of incorporation of the Guarantor, so long as such merger qualifies as a tax-free reorganization pursuant to the provisions of Section 368(a)(1)(F) of the Code and the perfection and priority of the security interest of the Lender in the collateral created by the Guarantor Security Agreement is not adversely affected.

     6.5 CREATION OF SUBSIDIARIES. Neither the Guarantor, the Company nor any other Subsidiary shall create or acquire any additional Subsidiaries, and the Guarantor represents and warrants that WestarAH and Westar Lease Services, Inc. are the only Subsidiaries of the Guarantor.

     6.6 LOANS OR ADVANCES. Neither the Guarantor, the Company nor any other Subsidiary shall make loans or advances to any Person.

     6.7 INVESTMENTS. Neither the Guarantor, the Company nor any other Subsidiary shall acquire or purchase the securities of any Person.

     6.8 SALE AND LEASEBACK. Neither the Guarantor, the Company nor any other Subsidiary shall enter into any agreement with any lender or investor providing for the leasing of (i) real or personal property which has been or is to be sold or transferred by the Guarantor, the Company or any other Subsidiary to such lender or investor or (ii) other real or personal property intended to be used for substantially the same purpose as the property sold or transferred by the Guarantor, the Company or any other Subsidiary.

     6.9 SALE OF ACCOUNTS. Neither the Guarantor, the Company nor any other Subsidiary shall sell, assign or exchange any of its Accounts or notes receivable with or without recourse.

     6.10 CAPITAL EXPENDITURES. The Guarantor shall not purchase, on a consolidated basis, fixed or capital assets in any fiscal year in an amount in excess of $100,000.

     6.11 DIVIDENDS AND PURCHASES. Neither the Guarantor nor the Company shall declare or pay on, or make any distribution to the holders of any shares of capital stock of the Guarantor of any class or any membership interest of the Company, and neither the Guarantor nor the Company shall purchase, redeem or otherwise acquire for consideration any shares of capital stock of the Guarantor of any class or any membership interests of the Company except as hereinafter provided. Provided no Event of Default or Default shall have occurred and be continuing, or would result therefrom, the Guarantor may (a) declare or pay on, or make a distribution to the holders of (i) any shares of preferred stock now outstanding at a dividend rate not to exceed 10% per annum, and (ii) any shares of common stock, if after giving effect to any such payment the Tangible Net Worth of the Guarantor would not be less than $2,200,000 and (b) purchase, redeem or otherwise acquire for consideration any shares of capital stock of the Guarantor if after giving effect to such payment, the Tangible Net Worth of the Guarantor would not be less than $2,200,000.

     6.12 TANGIBLE NET WORTH. The Guarantor shall not permit its consolidated Tangible Net Worth to be less than the amount listed in column (b) of this section at any time during the period listed opposite such amount in column (a) of this section:

                   (a)                                (b)
          For the period from                        Amount
          -------------------                        ------

      the date hereof through March 31, 1996         $  750,000
      April 1, 1996 through March 31, 1997           $1,000,000
      April 1, 1997 and thereafter                   $2,000,000

     6.13 RATIO OF CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED TANGIBLE NET WORTH. The Guarantor shall not permit the ratio of consolidated total Indebtedness to consolidated Tangible Net Worth to exceed the ratio listed in column (b) of this section at any time during the period listed opposite such ratio in column (a) of this section:

               (a)                                    (b)
          For the period                              Ratio
          --------------                              -----

      From the date hereof through March 31, 1996      5:1
      From April 1, 1997 and thereafter                4:1

     6.14 ELIGIBLE LEASE ORIGINATIONS. The Trust shall not have originated less than an aggregate of (a) 50 Eligible Leases during the two months following the Borrowing Date of the initial Revolving Credit Loan hereunder (the "Initial Borrowing Date"), (b) 100 Eligible Leases during the three months following the Initial Borrowing Date, (c) 150 Eligible Leases during the four months following the Initial Borrowing Date, (d) 200 Eligible Leases during the five months following the Initial Borrowing Date, and (e) 250 Eligible Leases during the six months following the Initial Borrowing Date.

     6.15 TRANSACTIONS WITH AFFILIATES. Neither the Guarantor, the Company, nor any other Subsidiary shall: (i) enter into any transaction, including without limitation, the purchase, sale or exchange of property or the rendering of any services, with any Affiliate or any officer or director thereof, enter into, assume or suffer to exist any employment or consulting contract with any Affiliate or any officer or director thereof or any former or current officer or director of the Guarantor or the Company, except any transaction or contract which is in the ordinary course of the Guarantor's or the Company's business and which is upon fair and reasonable terms no less favorable to the Guarantor or the Company than it would obtain in a comparable arms-length transaction with a Person not an Affiliate; or (ii) pay any fees or expenses to, or reimburse or assume any obligation for the reimbursement of any expenses incurred by, any Affiliate or any officer or director thereof except as may be permitted in accordance with the preceding clauses of this Section.

     6.16 ORGANIZATION OF COMPANY AND WESTAH. The Company will not amend its limited liability company agreement in any manner which would (a) relax the limitations on the Company's business set forth therein, (b) increase the number of members of the Company or (c) change the identity of the manager and the Guarantor will not permit WestAH to amend its articles of incorporation in any manner which would (a) relax the limitations on WestAH's business set forth therein, (b) relax the requirements that WestAH maintain at least one independent director, (c) alter the duties, powers, rights and responsibilities of such director or (d) otherwise relax the provisions contained therein which
(i) limit the indebtedness incurred by WestAH, (ii) restrict WestAH from initiating bankruptcy proceedings or (ii) require WestAH to maintain its existence as a corporation separate and apart from its affiliates.



                          ARTICLE 7.  EVENTS OF DEFAULT
                          -----------------------------

     7.1 EVENT OF DEFAULT. Event of Default shall mean the occurrence of one or more of the following described events:

          (a) The Guarantor or the Company default in the payment of any principal of the Revolving Credit Note when the same shall become due, either by the terms thereof or otherwise as herein provided and such default continues for a period of five (5) Business Days;

          (b) The Guarantor or the Company default in payment of any Unused Commitment Fee or any interest on the Revolving Credit Note or of any other payment due the Lender under this Agreement when the same shall become due, either by the terms thereof or otherwise as herein provided and such default continues for a period of five (5) Business Days;

          (c) The Guarantor or the Company default in the payment of any amount due to Lender pursuant to the terms of any promissory note or other instrument and such default continues for five (5) Business Days;

          (d) The Guarantor or the Company default in the performance or observance of any covenant, condition or agreement contained in any of the Security Agreements or there is a breach of any of the terms of the Validity Agreement;

          (e) The Guarantor or the Company shall default in the payment of any material Indebtedness beyond any period of grace provided with respect thereto, or the Guarantor or the Company default in the performance of any agreement under which such Indebtedness payment obligation is created if the effect of such default is to cause or permit the holder or holders of such obligation (or a representative of such holder or holders) to cause, such payment obligation to become due prior to its date of maturity and such default continues for five (5) Business Days;

          (f) Any representation or warranty made by the Guarantor or the Company herein or in any report, certificate or writing furnished in connection with or pursuant to this Agreement shall be false or incorrect in any material respect on the date as of which made;

          (g) The Guarantor or the Company shall default in the performance or observation of any covenant, condition or agreement in Articles 5 and 6 hereof;

          (h) The Guarantor or the Company shall default in the performance or observation of any covenant, condition or agreement made or required to be observed or performed by the Guarantor or the Company under this Agreement other than any covenant, condition or agreement described in Articles and 6 hereof and such default shall continue without cure for 30 days after written notice thereof shall have been given to the Company by the Lender;

          (i) The Guarantor or the Company make an assignment for the benefit of creditors;

          (j) The Guarantor or the Company petitions or applies to any tribunal for the appointment of a trustee or receiver of the Guarantor or the Company or of any substantial part of the assets of the Guarantor or Company, or commences any proceeding relating to the Guarantor or the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or hereafter in effect;

          (k) Any petition or application is filed, or any proceedings are commenced against the Guarantor or the Company and the Guarantor or the Company by any act indicates its approval thereof, consent thereto, or acquiescence therein, or any order is entered appointing a trustee or receiver, or adjudicating the Guarantor or the Company bankrupt or insolvent, or approving the petition in any such proceedings and such order remains unstayed or undischarged for more than 60 days; provided, however, that the Lender shall be under no obligation to make Loans hereunder during the period that such order is unstayed or undischarged;

          (l) Any order is entered in any proceedings against the Guarantor or the Company decreeing the dissolution of the Guarantor or the Company and such order remains unstayed or undischarged for more than 60 days;

          (m) A final judgment or judgments for the payment of money in excess of an aggregate of $100,000 shall be rendered against the Guarantor or the Company and such judgment or judgments shall remain undischarged for a period of 60 consecutive days during which the execution shall not be effectively stayed;

          (n) The Company defaults in the performance or observance of any of its covenants or agreements contained in the Trust Agreement which has a material adverse affect on its business, properties or assets, operations or condition (financial or otherwise); or

          (o) (a) Any Reportable Event or a Prohibited Transaction shall occur with respect to any Plan; (b) a notice of intent to terminate a Plan under section 4041 of ERISA shall be filed; (c) a notice shall be received by the plan administrator of a Plan that the PBGC has instituted proceedings to terminate a Plan or appoint a trustee to administer a Plan; (d) any other event or condition shall exist which might, in the opinion of the Lender, constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (e) the Guarantor, the Company or any ERISA Affiliate shall withdraw from a Multiemployer Plan under circumstances which the Lender determines could have a material adverse effect on the financial condition of the Guarantor or the Company; and in case of the occurrence of any event or condition described in clauses (a) through (e) above, such event or condition may result in the aggregate amount of the Guarantor's or the Company's liability to a Plan or a Multiemployer Plan or to the PBGC under section 4062, 4063, 4064, 4201 or 4202 of ERISA as determined in good faith by the Lender to be in excess of 10% of Tangible Net Worth, and such liability of the Guarantor or the Company shall not be covered in full, for the benefit of the Guarantor or the Company, by insurance.

     7.2 CONSEQUENCES OF EVENT OF DEFAULT. (a) If any Event of Default specified under Section 7.1, other than subsections (a) and (b) and (i) through
(l) thereof, shall occur and be continuing the Lender shall be under no further obligation to make Loans hereunder and the Lender may, by written notice to the Company, declare the unpaid balance of all Unused Commitment Fees and the principal and interest accrued on the Revolving Credit Note and all other obligations of the Guarantor and the Company hereunder to be forthwith due and payable, and the same shall thereupon become immediately due and payable, without any other or further presentment, demand, protest, notice of default, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived.

     (b) If an Event of Default specified under subsections (a) and (b) and (i) through (l) inclusive, of Section 7.1 shall occur, the Lender shall be under no further obligation to make Loans hereunder and the unpaid balance of all Unused Commitment Fees and the principal and interest accrued on the Notes and all other obligations of the Guarantor and the Company hereunder shall be immediately due and payable automatically without presentment, demand, protest, notice of default, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived.

                            ARTICLE 8.  MISCELLANEOUS
                            -------------------------

     8.1 NOTICES. All notices, requests and demands to or upon the parties hereto to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telegraphic notice, when delivered to the telegraph company, or in the case of telex notice, when sent, answerback received, addressed as follows in the case of the Guarantor or the Company and the Lender or to such address or other address as may be hereafter notified by the parties hereto and any future holders of the Revolving Credit Note:

      The Guarantor and
      the Company:             Republic Leasing Incorporated
                               The Republic Building
                               505 East Union Avenue, Suite 300
                               P.O. Box 919
                               Olympia, Washington 98507
                               Attention:  Robert W. Christensen, Jr., President

      The Lender:              Bank One, Columbus, N.A.
                               100 East Broad Street
                               Columbus, Ohio 43271-1012
                               Attention:  Robert N. Kent, Jr., Vice President

     8.2 TERM OF AGREEMENT; TERMINATION; SUCCESSORS AND ASSIGNS. This Agreement and all covenants, agreements, representations and warranties made herein and in the reports, certificates and other writings delivered pursuant hereto shall survive the execution and delivery of this Agreement, the making by the Lender of each Revolving Credit Loan and the execution and delivery to the Lender of the Revolving Credit Note and shall continue in full force and effect until terminated. The representations of the Guarantor and the Company herein are made as of the date of this Agreement. This Agreement shall terminate at such time as the Revolving Credit Commitment is terminated in full and the Lender has received payment in full of all amounts owing to the Lender hereunder and under the Revolving Credit Note. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such parties; and all terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, whether so expressed or not; provided, however, that neither Guarantor nor the Company may assign or transfer its rights or duties under this Agreement to any Person without the prior written consent of the Lender.

     8.3 NO IMPLIED RIGHTS OR WAIVERS. No notice to or demand on the Guarantor or the Company in any case shall entitle the Guarantor or the Company to any other or further notice or demand in the same, similar and other circumstances. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under the Revolving Credit Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of the same or the exercise of any other right, power or privilege.

     8.4 APPLICABLE LAW. This Agreement and the Revolving Credit Note shall be deemed to be contracts made under and shall be construed in accordance with and governed by the laws of the State of Ohio.

     8.5 MODIFICATIONS, AMENDMENTS OR WAIVERS. (a) The Lender, the Guarantor and the Company may from time to time enter into written agreements amending or changing any provision of this Agreement or the rights of the Lender or the Guarantor or the Company hereunder or give waivers or consents to a departure from the due performance of the obligations of the Guarantor and the Company hereunder or under the Revolving Credit Note.

     (b) In the case of any such waiver or consent relating to any provision hereof, the parties shall be restored to their former positions and rights thereunder, and any Default or Event of Default so waived or consented to shall be deemed to be cured and not continuing; but no such waiver or consent shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     8.6 COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

     8.7 HEADINGS. The headings of the articles and sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     8.8 EXPENSES. The Company shall pay or cause to be paid and save the Lender harmless against liability for the payment of all reasonable out-of-pocket expenses, including counsel fees and disbursements, incurred or paid by the Lender in connection with (i) the negotiation, development, preparation, execution and performance of this Agreement, the Guaranty, the Security Agreements and the Revolving Credit Note and the related transactions up to an amount not to exceed $20,000; (ii) any requested amendments, waivers or consents pursuant to the provisions hereof and thereof; and (iii) the enforcement of this Agreement, the Guaranty, the Security Agreements and the Revolving Credit Note including such expenses as may be incurred by the Lender in collection of the Revolving Credit Note and all obligations of the Guarantor and the Company hereunder.

     8.9 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

     8.10 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or effecting the validity or enforceability of such provisions in any other jurisdiction.

     8.11 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto reflect the entire understanding of the parties with respect to the subject matter thereof and supersede all prior agreements or understandings with respect thereto in their entirety.

     8.12 CERTIFICATES, ETC. All certificates, reports and other writings submitted by the Guarantor or the Company to the Lender hereunder shall constitute the representations and warranties of the Guarantor or the Company, as the case may, to the Lender as to the truth and accuracy of all facts, calculations and other information set forth therein, as though fully set forth and repeated in this Agreement.


                            ARTICLE 9.  DEFINITIONS
                            -----------------------

          As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Accounts" shall have the meaning provided in the Uniform Commercial Code.

     "Accumulated Funding Deficiency" shall mean a funding deficiency described in Section 302 of ERISA.

     "Affiliate" of a Person shall mean any other Person directly or indirectly controlling, under common control with, or controlled by such Person. An Affiliate of the Guarantor shall include any officer, director, or record or beneficial owner of 5% or more of the outstanding capital stock of any class of the Guarantor. For purposes of the definition of Affiliate, "control" when used with respect to any specific Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings relative to the foregoing.

     "Agreement" is defined in the preamble.

     "Asset-Specific Trust Interest" shall mean an asset-specific interest evidenced by an Asset-Specific Trust Interest Certificate which represents 100% of the beneficial interest in a particular Trust Asset (including both a Lease and the related Leased Vehicle) not contained in pool of Trust Assets which are subject to a Pooled Interest which shall be issued from time to time to the Company and redeemed by the Trust pursuant to the terms of the Trust Agreement.

     "Asset-Specific Trust Interest Certificate" shall mean a certificate issued to the Company by the Trust pursuant to the provisions of the Trust Agreement evidencing an Asset-Specific Trust Interest.

     "Balance Sheet" is defined in Section 4.8.

     "Borrowing Base" shall mean 90% of the Eligible Lease Amount.

     "Borrowing Date" is defined in Section 1.1.

     "Business Day" shall mean any day other than Saturdays, Sundays and other legal holidays or days on which the principal office of the Lender is closed.

     "Business Year" shall mean a year of 360 days.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Company" is defined in the preamble.

     "Company Security Agreement" is defined in Section 2.4.

     "Default" shall mean the occurrence of an event which with the giving of notice, passage of time, or both would become an Event of Default.

     "Eligible Lease" shall mean a Lease which as of any date satisfies the criteria set forth in Section 4.18.

     "Eligible Lease Amount" shall mean, as of the date of origination, the (i) the greater of 105% of the manufacturer's suggested retail price or 120% of invoice for new vehicles, or (ii) 105% of Kelly Blue Book for used vehicles, plus (i) mechanical breakdown insurance acceptable to the Lender offered by an insurance company acceptable to the Lender for a premium not to exceed $1,200,
(ii) credit life insurance acceptable to the lender offered by an insurance company acceptable to the Lender for a premium not to exceed $1,000, and (iii) and any applicable luxury tax, and (iv) the Guarantor's administrative fee. The Eligible Lease Amount shall be recalculated on a monthly basis which shall fully amortize the Eligible Lease Amount as of the date of origination to an amount equal to the residual value of the related Leased Vehicle over the term of the related Lease based on the implicit annual percentage rate at which the related Lease was originated calculated on a constant yield basis. The Eligible Lease Amount shall be so recalculated whether or not the related lease payment is received. Any Lease which has ceased to be an Eligible Lease shall be excluded from the calculation of the Eligible Lease Amount.

     "Equipment" shall have the meaning provided in the Uniform Commercial Code.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" shall mean each trade or business, including the Guarantor and the Company, whether or not incorporated, which together with the Guarantor and the Company would be treated as a single employer under Section 4001 of ERISA.

     "Event of Default" is defined in Section 7.1.

     "GAAP" means generally accepted accounting principles consistently applied.

     "General Intangibles" shall have the meaning provided in the Uniform Commercial Code.

     "Guarantor" is defined in the preamble.

     "Guarantor Security Agreement" is defined in Section 2.4.

     "Indebtedness" as applied to any Person, shall mean all obligations of that Person which are included in clauses (i), (ii), (iii) and (iv) of the definition of Liabilities below, irrespective of whether or not any such obligations also would be included within any other clause of such definition, but including, however, obligations properly treated as capital lease obligations or their equivalent under GAAP, and also including any obligation of such Person or an ERISA Affiliate to a Multiemployer Plan.

     "Interest Determination Date" is defined in Section 1.2(c).
     "Interest Payment Date" is defined in Section 1.2(b).

     "Inventory" shall have the meaning provided in the Uniform Commercial Code.

     "Lease" shall mean fixed rate retail closed-end lease contract for an automobile or light-duty truck which shall from time to time be originated or purchased by the Trust.

     "Leased Vehicle" shall mean any new or up to two model year-old used automobile or light-duty truck which is subject to a Lease.

     "Liabilities" as applied to any Person shall mean: (i) all obligations of that Person to repay or pay money borrowed from another Person or the deferred portion of the purchase price of services or property (other than inventory purchased in the ordinary course of business unless evidenced by a note payable); (ii) all obligations of that Person under bankers acceptances; (iii) all obligations of that Person under letters of credit; (iv) obligations of others which that Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which that Person has agreed to supply or advance funds (whether by way of loan, stock purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable; (v) all obligations evidenced or secured by any mortgage, pledge, lien or conditional sale or other title retention agreement to which any property or asset owned or held by that Person is subject, whether or not the obligation evidenced or secured thereby shall have been assumed; and (vi) all other items (except items of capital stock, capital surplus, general contingency reserves, deferred income taxes, retained earnings and amounts attributable to minority interest, if any) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of that Person as of the date Liabilities is to be determined; excluding, however, from the foregoing, obligations of that Person properly treated as capital lease obligations or their equivalent under GAAP.

     "LIBOR Rate" shall mean the interest rate at which deposits in immediately available funds in U.S. dollars are offered by prime banks in the interbank market for a thirty (30) day period as published in the Wall Street Journal.

     "Multiemployer Plan" shall mean a Plan described in Section 4001(a)(3) of ERISA to which the Company or the Subsidiaries or any ERISA Affiliate is required to contribute on behalf of any of its employees.

     "Net Income" shall mean the net income (deficit) after income taxes of the Company and the Subsidiaries as determined in accordance with GAAP.

     "Net Worth" of a Person shall, as of any date, mean the total assets of that Person less the total liabilities of that Person as determined in accordance with GAAP for purposes of balance sheet presentation.

     "Obligor" shall mean the lessee under a Lease.

     "PBGC" shall mean the Pension Benefit Guarantee Corporation established pursuant to Subtitle A of Title IV of ERISA.

     "Person" shall mean a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     "Plan" shall mean any plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained for employees of the Company, the Subsidiaries or any ERISA Affiliate, and any such plan no longer maintained by the Company, the Subsidiaries or any of their ERISA Affiliates to which the Company, the Subsidiaries or any of their ERISA Affiliates has made or was required to make any contributions within any of the preceding five years.

     "Pledge Agreements" is defined in Section 2.4.

     "Pooled Interest" shall mean a beneficial interest in a pool of Trust Assets, none of which are subject to an Asset-Specific Trust Interest, evidenced by one or more Pooled Interest Certificates.

     "Pooled Interest Certificate" or "Pooled Interest Certificates" shall mean a certificate or certificates evidencing all or part of a Pooled Interest issued to the Company by the Trustee pursuant to the provisions of the Trust Agreement for sale to investors.

     "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a Plan described in Section 4063 of ERISA, a cessation of operations described in
Section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under Section 401(a)(29) of the Code, or a failure to make a payment required by Section 412(m) of the Code and Section 302(e) of ERISA when due.

     "Revolving Credit Commitment" is defined in Section 1.1.

     "Revolving Credit Loan" is defined in Section 1.1.

     "Revolving Credit Note" is defined in Section 1.2.

     "Security Agreements" is defined in Section 2.4.

     "Single Employer Plan" shall mean any Plan which is not a Multiemployer
Plan.

     "State" shall mean the State of Ohio.

     "Subsidiaries" shall mean any corporation or limited liability company of which more than 50% of the outstanding stock or membership interests having ordinary voting power to elect a majority of the board of directors or managers of such corporation or limited liability company is directly or indirectly owned by the Guarantor.

     "Tangible Net Worth" shall mean the total of capital stock (less treasury stock), paid in surplus, general contingency reserves, subordinated Indebtedness and retained earnings (deficit) of the Guarantor on a consolidated basis, determined in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus, minus the following items (without duplication of deductions, if any, appearing on the consolidated balance sheet of the Guarantor):

          (i) The book amount of all assets which would be treated as intangibles under GAAP, including, without limitation, goodwill, non-compete agreements with the Subsidiaries' former owners, long-term customer contracts, plant engineering design and set-up, trademarks, trade names, copyrights, patents and licenses and rights with respect to the foregoing;

         (ii) The amount by which aggregate inventories or aggregate securities appearing on the asset side of such balance sheet exceeds the lower of cost or market value (at the date of such balance sheet) thereof; and

         (iii) Any write-up in the book amount of any asset resulting from a revaluation thereof from the book amount entered upon acquisition of such asset.

     "Trust" shall mean the Westar Lease Origination Trust formed pursuant to the Trust Agreement.

     "Trust Agreement" shall mean the Origination Trust Agreement dated as of July 12, 1995, among the Borrower (as grantor and beneficiary), the Lender and Westar Lease Services, Inc., as Trustee.

     "Trust Assets" shall mean the Leases, the Leased Vehicles, each certificate of title or other evidence of ownership of a Leased Vehicle and all other defined as "Trust Assets" in the Trust Agreement.

     "Trustee" shall mean Westar Lease Services, Inc., as trustee under the Trust Agreement.

     "Unused Commitment Fee" is defined in Section 2.1.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as adopted in the State, as amended from time to time.

     "Unused Commitment" is defined in Section 2.1.

     "Validity Agreement" shall mean the Validity Agreement dated the date hereof executed and delivered to the Lender by certain shareholders of the Guarantor.

     "WestAH" is defined in Section 1.2.

     In Witness Whereof, the Company, the Guarantor and the Lender have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

BANK ONE, Columbus, N.A.                  WESTAR AUTO FINANCE, L.L.C.
("Lender")                                a Washington limited liability company
                                          ("Company")

                                          By: WESTAR AUTO HOLDING CO.,
                                          a Washington Corporation, Manager
By ------------------------
    Robert N. Kent, Jr.
    Vice President
                                          By ------------------------
                                             Robert W. Christensen, Jr.
                                             President

                                          REPUBLIC LEASING INCORPORATED
                                          a Delaware Corporation ("Guarantor")


                                          By ------------------------
                                             Robert W. Christensen, Jr.
                                             President

                   EXHIBIT A TO THE REVOLVING CREDIT AGREEMENT

                              REVOLVING CREDIT NOTE


                                                                  Columbus, Ohio
$12,000,000                                                        July 12, 1995


     On or before July 12, 1998, for value received, the undersigned, Westar Auto Finance, L.L.C., a Washington limited liability company (the "Borrower") hereby promises to pay to the order of Bank One, Columbus, N.A. (the "Lender") or its assigns, as further provided herein, the principal amount of Twelve Million Dollars ($12,000,000) or, if such principal is less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Agreement (as referred to and defined in Section 1 hereof), together with interest on the unpaid principal balance of all Revolving Credit Loans made hereunder until paid in full at a fluctuating rate of interest and payable on the dates as determined in accordance with Article 1 of the Agreement. Both principal and interest are payable in federal funds or other immediately available money of the United States of America at Bank One, Columbus, N.A., 100 East Broad Street, Columbus, Ohio 43271-1012.

     Section 1. LOAN AGREEMENT. This Revolving Credit Note is the Revolving Credit Note referred to in the Revolving Credit Agreement dated as of July 12, 1995 (the "Agreement"), by and among the Borrower, the Guarantor and the Lender, as the same may be amended, modified or supplemented from time to time, which Agreement, as amended, is incorporated by reference herein. All capitalized terms used herein shall have the same meanings as are assigned to such terms in the Agreement. This Revolving Credit Note is entitled to the benefits of and is subject to the terms, conditions and provisions of the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and also for repayments and reborrowings on account of the principal hereof prior to maturity upon the terms, conditions and provisions specified therein.

     Section 2. ENDORSEMENTS. All Revolving Credit Loans made by the Lender to the Borrower pursuant to the Agreement and all payments made on account of principal hereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the schedule attached hereto which is a part of this Revolving Credit Note; provided, however, that the failure of the Lender or any holder to make such notation shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Agreement. Prior to any such transfer, all Revolving Credit Loans made by the Lender to the Borrower and all payments made on account of principal hereof may be recorded in the regularly maintained data processing records of the Lender.

     Section 3. SETOFF. Any and all moneys now or at any time hereafter owing to the Borrower from the holder hereof, are hereby pledged for the security of this and all other Indebtedness from the Borrower to the holder hereof, and may, upon the occurrence of any Event of Default, be paid and applied thereon whether such Indebtedness be then due or is to become due.


WESTAR AUTO FINANCE, L.L.C.

By: WESTAR AUTO HOLDING CO., a
    Washington corporation, Manager


By ------------------------
   Robert W. Christensen, Jr.
   President

                              REVOLVING CREDIT NOTE
                         OF WESTAR AUTO FINANCE, L.L.C.
                  Schedule of Loans and Payments of Principal


                                             Amount of     Unpaid
              Amount of                      Principal    Principal    Notation
Date             Loan       Interest Rate    Payments      Balance     Made by
- ---------     ---------     -------------    ---------    ---------    --------



                   EXHIBIT B TO THE REVOLVING CREDIT AGREEMENT

                                    GUARANTY

     This Guaranty Agreement ("Guaranty") is made as of July 12, 1995 by Republic Leasing Incorporated, a Delaware corporation ("Republic") and Westar Holding Co., a Washington corporation ("WestAH" and together with Republic, the "Guarantors") to Bank One, Columbus, N.A. (the "Lender").


                                   Background

     The following is a mutual statement by the parties of certain factual matters which form the basis of this Guaranty.

     A. LOAN AGREEMENT. The Lender, Westar Auto Finance, L.L.C., a Washington limited liability company (the "Borrower") and Republic have entered into a Revolving Credit Agreement concurrently with the execution of this Guaranty (the "Revolving Credit Agreement"), pursuant to which the Lender has agreed to lend the maximum sum of $12,000,000 to the Borrower. The Guarantors own 100% of the membership interests in the Borrower. Terms used herein which are defined in the Revolving Credit Agreement shall have the meanings set forth in the Revolving Credit Agreement, unless otherwise defined herein or the context hereof otherwise clearly requires. Concurrently with the execution of this Guaranty, the Borrower has executed and delivered the Revolving Credit Note and the Company Security Agreement and Republic has executed and delivered the Guarantor Security Agreement and the Pledge Agreements.

     B. GUARANTY. The Lender is willing to enter into the Revolving Credit Agreement upon the condition that the Guarantors execute and deliver this Guaranty.


                             Statement of Agreement

     The Guarantors, jointly and severally, in consideration of the premises and for the purpose of inducing the Lender to enter into the Revolving Credit Agreement, do hereby covenant and agree to and for the benefit of the Lender as follows:

     Section 1. GUARANTY. In order to induce the Lender to enter into the Revolving Credit Agreement and in consideration of the mutual promises of the Borrower, the Lender and the Guarantor, the Guarantors, jointly and severally, hereby absolutely and unconditionally guarantee the full and prompt payment to the Lender of all amounts owing to the Lender under the Revolving Credit Agreement at any time, including the principal of and interest on the Revolving Credit Note and any unpaid fees owing to the Lender (collectively, the "Obligations").

     Section 2. RESCISSION OR RETURN OF PAYMENTS. The Guarantors agree that, if at any time all or any part of any payment theretofore applied by the Lender to any of the Obligations is or must be rescinded or returned by the Lender for any reason whatsoever (including without limitation the insolvency, bankruptcy or reorganization of the Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or reinstated, as the case may be, as to such Obligations, all as though such application by the Lender had not been made.

     Section 3. UNCONDITIONAL OBLIGATIONS. The obligations of the Guarantors under this Guaranty are unconditional and shall not be impaired by any action or omission to act, with or without notice to the Guarantors, of the Lender or any other holder of any of the Obligations, or by reason of any other circumstance which might otherwise constitute a discharge or defense of a guarantor including specifically the right to cure any default of the Borrower in any third party. Each Guarantor hereby expressly waives diligence, presentment, protest, notice of dishonor, demand for payment or performance, extension of time of payment or performance, notice of acceptance of this Guaranty, and indulgences and notices of every kind under the Revolving Credit Agreement, the Revolving Credit Note and the Security Agreements and consents to any and all forbearances and extensions of time thereunder and to any and all changes in the terms, covenants and conditions thereof, and agrees that no Guarantor shall be released hereunder by any matter or things whatsoever whereby any Guarantor as guarantor and surety otherwise would or might be released other than a written release delivered by the Lender upon payment and satisfaction in full of all of the Obligations.

     Section 4. COSTS AND EXPENSES. The Guarantors, jointly and severally, agree to pay all the reasonable costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Lender in enforcing or attempting to enforce this Guaranty following any default on the part of any Guarantor hereunder, whether the same shall be enforced by suit or otherwise. If any such fees and expenses are not so reimbursed, the amount thereof shall, to the extent permitted by law, constitute indebtedness due hereunder.

     Section 5. CLAIMS AGAINST BORROWERS. The Guarantors, jointly and severally, hereby waive any claims or rights which any Guarantor might now have or hereafter acquire against the Borrower or any other person primarily or contingently liable on any obligations of the Borrower, which claims or rights arise from the existence or performance of the Guarantors' obligations under this Guaranty or any other guaranty including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Lender or any other creditor which the Guarantors now have or hereafter acquire, whether such claim or right arises in equity, under contract or statute, at common law, or otherwise.

     Section 6. ASSIGNMENT OR TRANSFER OF LIABILITIES. Subject to the provisions of the Revolving Credit Agreement, the Lender may, from time to time, without notice to the Guarantors, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any such interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the transferor.

     Section 7. COVENANTS OF GUARANTORS. Each Guarantor hereby agrees that it shall not, without the Lender's prior written consent, transfer any material assets to any other Person; pledge, hypothecate or otherwise encumber any material asset; or assume any material direct or contingent liability; except in the ordinary course of business, for good and valuable consideration, in transactions with unrelated Persons, and under no circumstances shall any Guarantor let its net worth diminish by a material amount.

     Section 8. ENFORCEMENT. The obligations of the Guarantors hereunder are independent of the obligations of the Borrower or any other guarantor of the Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor regardless of whether any action is brought against the Borrower or any other Guarantor or whether the Borrower or any other Guarantor is joined in any such action(s). The Guarantors hereby acknowledge and agree that it shall not be a condition precedent to the enforcement of this Guaranty by the Lender against any Guarantor that the Lender first seek recourse against the Borrower by reason of a breach or default by the Borrower under its obligations to the Lender nor against any other Guarantor.

     Section 9. CUMULATIVE REMEDIES, DELAYS. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender and the obligations of the Guarantors under this Guaranty. For the purpose of this Guaranty, Obligations shall include all Obligations, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such Obligations, and no such claim or defense shall affect or impair the obligations of any Guarantor hereunder.

     Section 10. SUBORDINATION. Each Guarantor hereby subordinates any and all claims which it now has, or in the future may acquire, as a creditor of the Borrower to the prior payment and satisfaction in full of this Guaranty. If, prior to the payment and satisfaction of this Guaranty, a Guarantor would, without reference to the provisions of this Section 10, be entitled to receive any payment on account of any claim of such Guarantor against the Borrower, all such payments shall be made instead to the Lender until the Obligations have been paid and satisfied in full, and each Guarantor hereby so directs. If any Guarantor receives any payment on account of any claim of such Guarantor against the Borrower, such Guarantor shall immediately pay the same over to the Lender to be applied to the payment or satisfaction of the Obligations, if any. Notwithstanding the foregoing, unless an Event of Default (as defined in the Revolving Credit Agreement) has occurred, and any such Event of Default has not been either waived or acknowledged to have been cured in writing by the Lender, except as otherwise provided in the Security Agreements, the Guarantors may receive and retain payments from the Borrower.

     Section 11. FINANCIAL STATEMENTS OF GUARANTORS. Each Guarantor has delivered a copy of its most recent financial statements to the Lender and hereby certifies to the Lender that: (a) such financial statements were true and correct as of the date appearing on such financial statements and there existed no material undisclosed contingent liens on or hypothecations of any of such Guarantor's assets or any undisclosed material contingent liabilities; (b) as of the date hereof, there have been no material changes in such Guarantor's net worth or its assets and liabilities, direct or contingent; and (c) there have been no material transfers of assets since the respective dates of the financial statements.

     Section 12. AMENDMENTS, MODIFICATIONS, ETC. No amendment, modification, termination, or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in similar or other circumstances.

     Section 13. APPLICABLE LAW. This Guaranty shall be deemed to be a contract made under the laws of the State of Ohio and for all purposes shall be governed by and construed in accordance with the laws of the State of Ohio.

     Section 14. SEVERABILITY. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     This Guaranty has been executed by the Guarantors as of the date first written above.


                                    REPUBLIC LEASING INCORPORATED,
                                    a Delaware corporation


                                    By_______________________________
                                      Robert W. Christensen, Jr.
                                      President

                                    WESTAR AUTO HOLDING CO.
                                    a Washington corporation


                                    By_______________________________

                   EXHIBIT C TO THE REVOLVING CREDIT AGREEMENT

                          GUARANTOR SECURITY AGREEMENT

                                  July 12, 1995



     THIS GUARANTOR SECURITY AGREEMENT ("Security Agreement") is entered into as of the date set forth above by and between REPUBLIC LEASING INCORPORATED (the Guarantor") and BANK ONE, COLUMBUS, N.A. (the "Lender").


                                   Background

     The following is a mutual statement by the parties of certain factual matters which form the basis of this Security Agreement.

     A. LOANS. The Guarantor, Westar Auto Finance, L.L.C. ( the "Borrower") and the Lender have entered into an Revolving Credit Agreement of even date herewith (the "Revolving Credit Agreement") pursuant to which the Lender has agreed to lend to the Borrower the maximum sum of $12,000,000 (the "Revolving Credit Commitment"). Terms used herein which are defined in the Revolving Credit Agreement shall have the meanings set forth in the Revolving Credit Agreement, unless otherwise defined herein or the context hereof otherwise clearly requires. The Revolving Credit Commitment is evidenced by a master promissory note (the "Revolving Credit Note") of the Borrower. The borrowings under the Revolving Credit Commitment are sometimes hereinafter referred to as the Revolving Credit Loans. Pursuant to the terms of the Revolving Credit Agreement, the Guarantor has entered into a Guaranty of even date herewith (the "Guaranty") agreeing to pay Lender all of the obligations of the Borrower under the Revolving Credit Agreement and the Revolving Credit Note.

     B. SECURITY INTEREST. The Lender is willing to make the Revolving Credit Loans to the Borrower upon the condition that the Guarantor grant to and create in favor of the Lender security interests in certain property of the Guarantor as security for (i) the payment of the Revolving Credit Note and the Guaranty,
(ii) the payment of all amounts owing pursuant to this Security Agreement and the Revolving Credit Agreement, and (iii) the performance by the Guarantor of, and compliance with, all of the terms, covenants, conditions, stipulations and agreements contained in this Security Agreement, the Revolving Credit Agreement, the Guaranty and the Revolving Credit Note (collectively, the "Secured Obligations").



                             Statement of Agreement

     For and in consideration of the Revolving Credit Loans made by the Lender to the Borrower, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     Section 1. CREATION OF SECURITY INTERESTS. As security for the Secured Obligations, the Guarantor agrees that there now are or shall be duly executed and filed or recorded in all appropriate state and local offices all documents necessary to grant and create in favor of the Lender a perfected security interest under the Uniform Commercial Code in and to the following, whether now owned or hereafter acquired by the Guarantor, which security interest is hereby granted:

       (i)  All Accounts of the Guarantor;

      (ii)  All Chattel Paper of the Guarantor;

     (iii)  All General Intangibles of the Guarantor;

      (iv)  All Instruments of the Guarantor;

       (v)  All Inventory of the Guarantor; and

      (vi) All cash and non-cash Proceeds of the foregoing, including without limitation the Proceeds in the Cash Collateral Accounts (as hereinafter defined).

     For purposes of this Security Agreement, the terms "Accounts," "Chattel Paper," "General Intangibles," "Instruments," and "Proceeds" shall have the meanings provided in the Uniform Commercial Code. The property described in this Section 1 is hereinafter collectively referred to as the "Collateral."

     Section 2. LENDER HAS RIGHTS AND REMEDIES OF A SECURED PARTY. In addition to all rights and remedies given to the Lender by this Security Agreement, the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     Section 3. PROVISIONS APPLICABLE TO THE COLLATERAL. The parties agree that the following provisions shall be applicable to the Collateral during the term of this Security Agreement:

            (a)  CHIEF EXECUTIVE OFFICES; BOOKS AND RECORDS.

                 (i) The Guarantor shall keep accurate and complete books and records concerning the Collateral.

                 (ii) The Guarantor represents and warrants that its chief executive office is located at the address set forth in Section 10.1 hereof. The Guarantor shall not move its chief executive office except to such new location as it may establish in accordance with paragraph (iv) below.

                 (iii) The only original books of account and records of the Guarantor relating to all Accounts of the Guarantor are, and shall continue to be, kept at its chief executive office. The location where such books of account and records are kept shall not be changed except in accordance with paragraph (iv) below.

                 (iv) The Guarantor shall not establish any new location for its chief executive office or for the place where such books of account and records are kept until (A) it shall have given to the Lender written notice of its intention so to do, clearly describing each such new location and providing such other information in connection therewith as the Lender may reasonably request and (B), with respect to each such new location, it shall have taken such action, satisfactory to the Lender (including without limitation all action required by Section 4 hereof) as may be necessary to maintain the security interest of the Lender in the Accounts granted hereunder at all times fully perfected and in full force and effect.

                 (v) The Guarantor shall not invoice an account debtor or maintain its records relating to any Account in any name other than its own proper corporate name.

            (b) INSPECTION. The Lender shall have the right to review the books and records of the Guarantor concerning the Collateral and to copy the same and make excerpts therefrom, and to inspect the Collateral, at all times during regular business hours; so long as such inspections do not unreasonably interfere with or impede the operations of the Guarantor.

            (c) GUARANTOR'S RIGHT TO COLLECT ACCOUNTS. Notwithstanding the security interest in the Accounts granted hereunder, the Guarantor shall have the right to collect its Accounts at its own cost and expense until such time as the Lender shall have notified the Guarantor pursuant to paragraph (e) below that it has revoked such right.

            (d) CASH COLLATERAL ACCOUNTS. If any Event of Default (as that term is defined in the Revolving Credit Agreement) shall occur or be continuing or shall exist, the Lender shall have the right after notice to the Guarantor to cause to be opened and maintained with the Lender one or more non-interest bearing bank accounts in the name of the Guarantor as cash collateral accounts (herein called "Collateral Accounts"). Upon receipt of notice by the Guarantor from the Lender that one or more Collateral Accounts have been opened for the Guarantor pursuant to this paragraph, the Guarantor shall cause all cash Proceeds collected by it to be delivered to the Lender forthwith upon receipt, in the original form in which received, bearing such endorsements or assignments by the Guarantor as may be necessary to permit collection thereof by the Lender, and for such purpose the Guarantor hereby irrevocably authorizes and empowers the officers and employees of the Lender to endorse and sign the name of the Guarantor on all checks, drafts, money orders or other media of payment so delivered to it and such endorsements or assignments shall, for all purposes, be deemed to have been made by the Guarantor prior to any endorsement or assignment thereof by the Lender. The Lender may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment. Monies in the Collateral Accounts shall be used by the Lender to reduce the Guarantor's obligations under the Revolving Credit Note, the Revolving Credit Agreement, the Guaranty and this Security Agreement. At such time as the Secured Obligations are paid in full, the requirement that cash Proceeds be delivered to the Lender shall terminate.

            (e) COLLECTION OF ACCOUNTS BY LENDER. If any Event of Default (as that term is defined in the Revolving Credit Agreement) shall occur or be continuing or shall exist, the Lender shall have the right at any time (i) to revoke the right of the Guarantor to collect its Accounts pursuant to paragraph (c) above by written notice to the Guarantor to such effect, (ii) to take over and direct collection of the Accounts of the Guarantor, (iii) to give notice of the Lender's security interest in the Accounts to any or all of the account debtors or makers obligated to the Guarantor thereon,
     (iv) to direct such account debtors to make payment of the Accounts directly to the Lender (and at the request of the Lender the Guarantor shall indicate on all billings to account debtors that payments thereon are to be made to the Lender), and (v) to take control of the Accounts of the Guarantor and the Proceeds thereof and to take possession of all of the Guarantor's books and records relating thereto, with full power and authority in the name of the Lender or of the Guarantor to enforce, collect, sue for, receive, compromise, settle and receipt for any and all of the Accounts. If any Account becomes evidenced by a promissory note or other instrument for the payment of money, the Guarantor shall at the Lender's request deliver any such instrument to the Lender duly endorsed to the order of the Lender as additional Collateral under this Security Agreement. It is understood and agreed by the Guarantor that the Lender shall have no liability whatsoever to the Guarantor under this paragraph
     (e) except for its own gross negligence of willful misconduct.

            (f) FUNDS IN COLLATERAL ACCOUNTS; CONTROL. All cash Proceeds received by the Lender from the Guarantor pursuant to paragraph (d) above or by the Lender directly from account debtors pursuant to paragraph (e) above shall be deposited in the Lender's Collateral Account as further security for the Secured Obligations. The Lender shall have sole dominion and control over all funds deposited in each Collateral Account and such funds may be withdrawn therefrom only by or at the direction of the Lender.

            (g) ACCOUNT VERIFICATION. The Lender may at any time, without notice to the Guarantor, verify with any account debtor of the Guarantor the status of any accounts payable by such account debtor. The Guarantor from time to time shall execute and deliver such instruments and take all such action as the Lender may reasonably request in order to effectuate the purpose of this paragraph (g).

            (h) NOTICE OF ADVERSE CHANGE. The Guarantor shall immediately notify the Lender of any material adverse change of which it has knowledge which affects the ultimate collectibility of any Account in excess of $25,000.

            (i) SALE OF INVENTORY. Notwithstanding the security interest in the Guarantor's Inventory granted hereunder, the Guarantor shall have the right to sell or otherwise dispose of its Inventory in the ordinary course of its business free and clear of such security interest, but in such event such security interest shall continue in the Proceeds of such sales.

     Section 4. PRESERVATION AND PROTECTION OF SECURITY INTERESTS. The Guarantor shall faithfully preserve and protect the Lender's security interest in its Collateral and shall, at its own cost and expense, cause such security interest to be perfected and continued perfected so long as the Secured Obligations or any portion thereof is outstanding and unpaid, and for such purpose the Guarantor shall from time to time at the request of the Lender file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation, financing statements and continuation statements, as the Lender may deem necessary or advisable from time to time in order to perfect and continue perfected said security interests. The Guarantor shall do all such other acts and things and shall execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as the Lender may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a perfected first lien security interest in the Collateral prior to the rights of any other secured party or lien creditor except as otherwise permitted herein. The Lender, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of the Guarantor to do all acts and things which the Lender may deem necessary or advisable to preserve, perfect and continue perfected the Lender's security interest in the Collateral upon the occurrence of an Event of Default or upon the Guarantor's refusal to do any such act or thing, including without limitation the signing of financing, continuation or other similar statements and notices on behalf of the Guarantor.

     Section 5. APPLICATION OF MONEYS. Except as otherwise provided herein, if any Event of Default (as that term is defined in the Revolving Credit Agreement) shall occur or be continuing or exist, all moneys in all Collateral Accounts and all moneys which the Lender shall receive upon realization of the security or otherwise may be applied by or at the direction of the Lender in the following manner:

            (a) First, to the payment or reimbursement of all reasonable advances, expenses and disbursements of the Lender (including, without limitation, the reasonable fees and disbursements of its counsel and agents) incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Security Agreement or the Revolving Credit Agreement or in the collection of the obligations of the Guarantor under the Revolving Credit Note; and

            (b)	Second, to be applied in any manner desired by the Lender to the satisfaction of the Secured Obligations.

     Section 6. CERTAIN REPRESENTATIONS AND COVENANTS. The Guarantor agrees, subject to its right as provided in paragraph (c) of Section 3 hereof, from and after the date of this Security Agreement and until payment in full of the Secured Obligations, as follows:

            (a) TITLE AND LIENS. It has and will have good and marketable title to the Collateral from time to time owned or acquired by it, free and clear of all liens, encumbrances, pledges and security interests, except such as have been granted to the Lender and such as have not been prohibited pursuant to Section 6.2 of the Revolving Credit Agreement; and the security interests of the Lender in the Collateral are perfected lien security interests, prior to the rights of any other secured party or lien creditor. The Guarantor shall defend its title to the Collateral against the claims and demands of all persons whomsoever.

            (b) NEGATIVE PLEDGE. It shall not, without the prior written consent of the Lender, (i) sell, assign or transfer any Accounts, (ii) grant or create or permit to exist any lien, encumbrance, pledge or security interest on, or in any of the Collateral or any other personal property, real property or fixtures of the Guarantor except such as have not been prohibited pursuant to Section 6.2 of the Revolving Agreement,
     (iii) permit any levy or attachment to be made against any of the Collateral, or (iv) file any financing statement with respect to any of the Collateral, except financing statements in favor of the Lender and except such as have not been prohibited pursuant to Section 6.2 of the Revolving Credit Agreement.

            c) RISK OF LOSS; INSURANCE. Risk of loss of, damage to, or destruction of, the Collateral is on the Guarantor to the extent that the Guarantor now or hereafter owns or acquires such Collateral. If the Guarantor fails to effect and keep in full force and effect insurance covering the Collateral, or fails to pay the premiums thereon when due, the Lender may do so for the account of the Guarantor and add the cost thereof to the Secured Obligations. The Guarantor hereby assigns and sets over unto the Lender all moneys which may become payable on account of such insurance, including without limitation any return or unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay the Lender any amount so due. The Lender, its officers, employees and authorized agents are hereby irrevocably appointed the attorneys-in-fact of the Guarantor to endorse any draft or check which may be payable to the Guarantor in order to collect the proceeds of such insurance or any return or unearned premiums. Any balance of insurance proceeds remaining in the possession of the Lender after payment in full of the Secured Obligations shall be paid to the Guarantor, or its order.

     Section 7. EVENTS OF DEFAULT. If any Event of Default (as that term is defined in the Revolving Credit Agreement) shall occur and be continuing or shall exist, then in any such event, the Lender shall have such rights and remedies in respect of the Collateral or any part thereof as are provided by the Uniform Commercial Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Security Agreement, including without limitation the right to enter any premises where any Collateral is located and take possession of the same without demand or notice and without prior judicial hearing or legal proceedings, which the Guarantor hereby expressly waives, and to sell all or any portion of the Collateral at public or private sale without prior notice to the Guarantor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice) at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as the Lender in its sole discretion may determine. Upon any such sale of any of the Collateral, the Lender may purchase all or any of the Collateral being sold, free from any equity or right of redemption. The Lender shall apply the proceeds of any such sale and any proceeds received by the Lender from the collection of Accounts and Proceeds to the obligations of the Guarantor as provided in Section 5 hereof.
If such proceeds are insufficient to pay the amounts required by law, the Guarantor shall be liable for any deficiency in the amount so realized from the Collateral.

     In addition, in any such event, the Guarantor shall promptly upon demand by the Lender assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which shall be reasonably convenient to the Lender. The right of the Lender under this Section to have the Collateral assembled and made available to it is of the essence of this Security Agreement and the Lender may, at its election, enforce such right by a bill in equity for specific performance.

     The Guarantor, to the extent that it has any right, title or interest in any of the Collateral, waives and releases any right to require the Lender to collect any of the Secured Obligations from any other of the Collateral under any theory of marshalling of assets, or otherwise, and specifically authorizes the Lender to apply any of the Collateral against any of the Secured Obligations in any manner that the Lender may determine.

     Section 8. AMENDMENTS, WAIVERS. The provisions of this Security Agreement may from time to time be waived, modified or amended only by a writing signed by each of the parties hereto.

     Section 9. DEFEASANCE. Upon payment in full of the Secured Obligations, this Security Agreement shall terminate and be of no further force and effect; and in such event, the Lender shall, at the expense of the Guarantor, redeliver and reassign the Collateral to the Guarantor and take all action necessary to terminate the security interests of the Lender in the Collateral. Until such time, however, this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 10.  MISCELLANEOUS.

     10.1 NOTICES. All notices, requests and demands to or upon the parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three business days after deposit in the U.S. mail, postage prepaid, addressed as follows, or to such address as may be hereafter notified by the parties hereto:

            The Guarantor:     Republic Leasing Incorporated
                               The Republic Building
                               505 East Union Avenue, Suite 300
                               P.O. Box 919
                               Olympia, Washington 98507
                               Attention:  Robert W. Christensen, Jr., President

            The Lender:        Bank One, Columbus, N.A.
                               100 East Broad Street
                               Columbus, Ohio  43271-1012
                               Attention:  Robert N. Kent, Jr., Vice President

     10.2 NO IMPLIED RIGHTS OR WAIVERS. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar and other circumstances. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under the Revolving Credit Agreement or the Revolving Credit Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of the same or the exercise of any other right, power or privilege.

     10.3 APPLICABLE LAW. This Security Agreement, the Revolving Credit Agreement, the Guaranty and the Revolving Credit Note shall be deemed to be contracts made under and shall be construed in accordance with and governed by the laws of the State of Ohio.

     10.4 COUNTERPARTS. This Security Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

     10.5 HEADINGS. The headings of this Security Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     10.6 SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or effecting the validity or enforceability of such provisions in any other jurisdiction.

     10.7 ENTIRE AGREEMENT. This Security Agreement hereto reflects the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements or understandings with respect thereto in their entirety.

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Security Agreement the day and year first above written.


BANK ONE, COLUMBUS, N.A.                        REPUBLIC LEASING INCORPORATED



By_____________________________                 By___________________________
     Robert N. Kent, Jr.,                         Robert W. Christensen, Jr.,
     Vice President                               President

                   EXHIBIT D TO THE REVOLVING CREDIT AGREEMENT

                           COMPANY SECURITY AGREEMENT

                                  July 12, 1995



     THIS COMPANY SECURITY AGREEMENT ("Security Agreement") is entered into as of the date set forth above by and between WESTAR AUTO FINANCE, L.L.C. (the Borrower") and BANK ONE, COLUMBUS, N.A. (the "Lender").


                                   Background

     The following is a mutual statement by the parties of certain factual matters which form the basis of this Agreement.

     A. LOANS. The Borrower, Republic Leasing Incorporated ( the "Guarantor") and the Lender have entered into an Revolving Credit Agreement of even date herewith (the "Revolving Credit Agreement") pursuant to which the Lender has agreed to lend to the Borrower the maximum sum of $12,000,000 (the "Revolving Credit Commitment"). The Revolving Credit Commitment is evidenced by a master promissory note (the "Revolving Credit Note") of the Borrower. The borrowings under the Revolving Credit Commitment are sometimes hereinafter referred to as the Revolving Credit Loans. Pursuant to the terms of the Revolving Credit Agreement, the Guarantor has entered into a Guaranty of even date herewith (the "Guaranty") agreeing to pay Lender all of the obligations of the Borrower under the Revolving Credit Agreement and the Revolving Credit Note.

     B. SECURITY INTEREST. The Lender is willing to make the Revolving Credit Loans to the Borrower upon the condition that the Borrower grant to and create in favor of the Lender security interests in certain property of the Borrower as security for (i) the payment of the Revolving Credit Note, (ii) the payment of all amounts owing pursuant to this Security Agreement and the Revolving Credit Agreement, and (iii) the performance by the Borrower of, and compliance with, all of the terms, covenants, conditions, stipulations and agreements contained in this Security Agreement, the Revolving Credit Agreement and the Revolving Credit Note (collectively, the "Secured Obligations").



                           Statement of Agreement

     For and in consideration of the Revolving Credit Loans made by the Lender to the Borrower, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     Section 1. CREATION OF SECURITY INTERESTS. As security for the Secured Obligations, the Borrower agrees that there now are or shall be duly executed and filed or recorded in all appropriate state and local offices all documents necessary to grant and create in favor of the Lender a perfected security interest under the Uniform Commercial Code in and to the following, whether now owned or hereafter acquired by the Borrower and the Borrower hereby assigns, conveys, transfers, delivers and sets over unto the Lender:

          (i) all right, title and interest of the Borrower in, to and under the Trust Agreement and all rights, remedies, powers, privileges and claims of the Borrower under or with respect to the Trust Agreement;

          (ii) the Asset Specific Trust Interest Certificates issued to the Borrower from time to time pursuant to the terms of the Trust Agreement and the Asset-Specific Trust Interest in all Trust Assets represented by the Asset Specific Trust Interest Certificates;

          (iii) the proceeds from the sale of any Pooled Interest Certificates issued to the Borrower from time to time pursuant to the terms of the Trust Agreement and sold to investors;

          (iv) distributions with respect to the Asset Specific Trust Interest Certificates pursuant to the terms of the Trust Agreement; and

          (v)  all cash and non-cash Proceeds of the foregoing.

	As used in this Security Agreement and unless the context requires a different meaning, capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Revolving Credit Agreement. The property described in this Section 1 is hereinafter collectively referred to as the "Collateral."

     Section 2. LENDER HAS RIGHTS AND REMEDIES OF A SECURED PARTY. In addition to all rights and remedies given to the Lender by this Security Agreement, the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     Section 3. PROVISIONS APPLICABLE TO THE COLLATERAL. The parties agree that the following provisions shall be applicable to the Collateral during the term of this Security Agreement:

          (a)  CHIEF EXECUTIVE OFFICES; BOOKS AND RECORDS.

               (i) The Borrower shall keep accurate and complete books and records concerning the Collateral.

               (ii) The Borrower represents and warrants that its chief executive office is located at the address set forth in Section 10.1 hereof. The Borrower shall not move its chief executive office except to such new location as it may establish in accordance with paragraph
          (iv) below.

               (iii) The only original books of account and records of the Borrower relating to all Collateral of the Borrower are, and shall continue to be, kept at its chief executive office. The location where such books of account and records are kept shall not be changed except in accordance with paragraph (iv) below.

               (iv) The Borrower shall not establish any new location for its chief executive office or for the place where such books of account and records are kept until (A) it shall have given to the Lender written notice of its intention so to do, clearly describing each such new location and providing such other information in connection therewith as the Lender may reasonably request and (B), with respect to each such new location, it shall have taken such action, satisfactory to the Lender (including without limitation all action required by Section 4 hereof) as may be necessary to maintain the security interest of the Lender in the Collateral granted hereunder at all times fully perfected and in full force and effect.

          (b) INSPECTION. The Lender shall have the right to review the books and records of the Borrower concerning the Collateral and to copy the same and make excerpts therefrom, and to inspect the Collateral, at all times during regular business hours; so long as such inspections do not unreasonably interfere with or impede the operations of the Borrower.

          (c) DISTRIBUTIONS WITH RESPECT TO ASSET-SPECIFIC TRUST INTERESTS. As further security for the Secured Obligations and pursuant to the terms of the Trust Agreement, prior to the occurrence of an Event of Default (as such term is defined in the Revolving Credit Agreement), the Lender shall be entitled to directly receive from the Trustee that portion of distributions with respect to Asset-Specific Trust Interests as is specified in the Trust Agreement. Upon the occurrence and during the continuation of an Event of Default (as such term is defined in the Revolving Credit Agreement), the Lender shall be entitled to receive from the Trustee 100% of the distributions with respect to all Asset-Specific Trust Interests.

     Section 4. PRESERVATION AND PROTECTION OF SECURITY INTERESTS. The Borrower shall faithfully preserve and protect the Lender's security interest in its Collateral and shall, at its own cost and expense, cause such security interest to be perfected and continued perfected so long as the Secured Obligations or any portion thereof is outstanding and unpaid, and for such purpose the Borrower shall from time to time at the request of the Lender file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation, financing statements and continuation statements, as the Lender may deem necessary or advisable from time to time in order to perfect and continue perfected said security interests. The Borrower shall do all such other acts and things and shall execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as the Lender may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a perfected first lien security interest in the Collateral prior to the rights of any other secured party or lien creditor except as otherwise permitted herein. The Lender, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of the Borrower to do all acts and things which the Lender may deem necessary or advisable to preserve, perfect and continue perfected the Lender's security interest in the Collateral upon the occurrence of an Event of Default or upon Borrower's refusal to do any such act or thing, including without limitation the signing of financing, continuation or other similar statements and notices on behalf of the Borrower and to exercise of any of the rights, remedies, powers, privileges and claims of the Borrower under the Assigned Contracts.

     Section 5. APPLICATION OF MONEYS. Except as otherwise provided herein, if any Event of Default (as that term is defined in the Revolving Credit Agreement) shall occur or be continuing or exist, all moneys in the Cash Collateral Account and all moneys which the Lender shall receive upon realization of the security or otherwise may be applied by or at the direction of the Lender in the following manner:

          (a) First, to the payment or reimbursement of all reasonable advances, expenses and disbursements of the Lender (including, without limitation, the reasonable fees and disbursements of its counsel and agents) incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Security Agreement or the Revolving Credit Agreement or in the collection of the obligations of the Borrower under the Revolving Credit Note; and

          (b) Second, to be applied in any manner desired by the Lender to the satisfaction of the Secured Obligations.

     Section 6. CERTAIN REPRESENTATIONS AND COVENANTS. The Borrower agrees from and after the date of this Security Agreement and until payment in full of the Secured Obligations, as follows:

          (a) TITLE AND LIENS. It has and will have good and marketable title to the Collateral from time to time owned or acquired by it, free and clear of all liens, encumbrances, pledges and security interests, except such as have been granted to the Lender and such as have not been prohibited pursuant to Section 6.2 of the Revolving Credit Agreement; and the security interests of the Lender in the Collateral are perfected lien security interests, prior to the rights of any other secured party or lien creditor. The Borrower shall defend its title to the Collateral against the claims and demands of all persons whomsoever.

          (b) NEGATIVE PLEDGE. It shall not, without the prior written consent of the Lender, (i) sell, assign or transfer any Collateral, or, except pursuant to the terms of the Assigned Contracts, any Leases or Leased Vehicles (ii) grant or create or permit to exist any lien, encumbrance, pledge or security interest on, or in any of the Collateral or any other personal property, real property or fixtures of the Borrower except such as have not been prohibited pursuant to Section 6.2 of the Revolving Agreement, (iii) permit any levy or attachment to be made against any of the Collateral, or (iv) file any financing statement with respect to any of the Collateral, except financing statements in favor of the Lender and except such as have not been prohibited pursuant to Section 6.2 of the Revolving Credit Agreement.

          (c) RISK OF LOSS; INSURANCE. Risk of loss of, damage to, or destruction of, the Collateral is on the Borrower to the extent that the Borrower now or hereafter owns or acquires such Collateral. If the Borrower fails to effect and keep in full force and effect insurance covering the Collateral, or fails to pay the premiums thereon when due, the Lender may do so for the account of the Borrower and add the cost thereof to the Secured Obligations. The Borrower hereby assigns and sets over unto the Lender all moneys which may become payable on account of such insurance, including without limitation any return or unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay the Lender any amount so due. The Lender, its officers, employees and authorized agents are hereby irrevocably appointed the attorneys-in-fact of the Borrower to endorse any draft or check which may be payable to the Borrower in order to collect the proceeds of such insurance or any return or unearned premiums. Any balance of insurance proceeds remaining in the possession of the Lender after payment in full of the Secured Obligations shall be paid to the Borrower, or its order.

     Section 7. EVENTS OF DEFAULT. If any Event of Default (as that term is defined in the Revolving Credit Agreement) shall occur and be continuing or shall exist, then in any such event, the Lender shall have the irrevocable right under the Trust Agreement to order the Trustee to distribute any Trust Assets associated with any Asset-Specific Trust Interest which is then part of the Collateral to the Lender and such rights and remedies in respect of the Collateral or any part thereof as are provided by the Uniform Commercial Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Security Agreement, including without limitation the right to enter any premises where any Collateral is located and take possession of the same without demand or notice and without prior judicial hearing or legal proceedings, which the Borrower hereby expressly waives, and to sell all or any portion of the Collateral at public or private sale without prior notice to the Borrower except as otherwise required by law (and if notice is required by law, after ten days' prior written notice) at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as the Lender in its sole discretion may determine. Upon any such sale of any of the Collateral, the Lender may purchase all or any of the Collateral being sold, free from any equity or right of redemption. The Lender shall apply the proceeds of any such sale to the obligations of the Borrower as provided in
Section 5 hereof. If such proceeds are insufficient to pay the amounts required by law, the Borrower shall be liable for any deficiency in the amount so realized from the Collateral.

     In addition, in any such event, the Borrower shall promptly upon demand by the Lender assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which shall be reasonably convenient to the Lender. The right of the Lender under this Section to have the Collateral assembled and made available to it is of the essence of this Security Agreement and the Lender may, at its election, enforce such right by a bill in equity for specific performance.

     The Borrower, to the extent that it has any right, title or interest in any of the Collateral, waives and releases any right to require the Lender to collect any of the Secured Obligations from any other of the Collateral under any theory of marshalling of assets, or otherwise, and specifically authorizes the Lender to apply any of the Collateral against any of the Secured Obligations in any manner that the Lender may determine.

     Section 8. AMENDMENTS, WAIVERS. The provisions of this Security Agreement may from time to time be waived, modified or amended only by a writing signed by each of the parties hereto.

     Section 9. DEFEASANCE; PARTIAL RELEASES OF COLLATERAL. Upon payment in full of the Secured Obligations, this Security Agreement shall terminate and be of no further force and effect; and in such event, the Lender shall, at the expense of the Borrower, redeliver and reassign the Collateral to the Borrower and take all action necessary to terminate the security interests of the Lender in the Collateral. Until such time, however, this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Upon mandatory repayment of outstanding Revolving Credit Loans pursuant to Section 1.2(c)(ii) of the Revolving Credit Agreement, the Lender shall, at the expense of the Borrower, redeliver and reassign each related Asset-Specific Trust Interest Certificate to the Borrower representing Trust Assets the origination of which was funded with the proceeds of the Revolving Credit Loans being repaid and take all action necessary to terminate the security interest of the Lender in, and only in, such Asset-Specific Trust Interest Certificates and the Asset-Specific Trust Interests evidenced thereby.

     Section 10.  MISCELLANEOUS.

     10.1 NOTICES. All notices, requests and demands to or upon the parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three business days after deposit in the U.S. mail, postage prepaid, addressed as follows, or to such address as may be hereafter notified by the parties hereto:

            The Borrower:     Republic Leasing Incorporated
                              The Republic Building
                              505 East Union Avenue, Suite 300
                              P.O. Box 919
                              Olympia, Washington 98507
                              Attention:  Robert W. Christensen, Jr., President

            The Lender:       Bank One, Columbus, N.A.
                              100 East Broad Street
                              Columbus, Ohio  43271-1012
                              Attention:  Robert N. Kent, Jr., Vice President

     10.2 NO IMPLIED RIGHTS OR WAIVERS. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar and other circumstances. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under the Revolving Credit Agreement or the Revolving Credit Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of the same or the exercise of any other right, power or privilege.

     10.3 APPLICABLE LAW. This Security Agreement, the Revolving Credit Agreement and the Revolving Credit Note shall be deemed to be contracts made under and shall be construed in accordance with and governed by the laws of the State of Ohio.

     10.4 COUNTERPARTS. This Security Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

     10.5 HEADINGS. The headings of this Security Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     10.6 SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or effecting the validity or enforceability of such provisions in any other jurisdiction.

     10.7 ENTIRE AGREEMENT. This Security Agreement reflects the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements or understandings with respect thereto in their entirety.

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Security Agreement the day and year first above written.


BANK ONE, COLUMBUS, N.A.                  REPUBLIC LEASING INCORPORATED



By_________________________               By_________________________
   Robert N. Kent, Jr.,                     Robert W. Christensen, Jr.,
   Vice President                           President

                   EXHIBIT E TO THE REVOLVING CREDIT AGREEMENT

                                 PLEDGE OF STOCK


     This Pledge of Stock ("Agreement") is made as of July 12, 1995 by and between REPUBLIC LEASING INCORPORATED (the "Pledgor"), and BANK ONE, COLUMBUS, N.A., as pledgee (the "Lender").


                                   BACKGROUND

     A. LOAN AGREEMENT. The Lender, Westar Auto Finance, L.L.C., a Washington limited liability company (the "Borrower") and the Pledgor have entered into a Revolving Credit Agreement concurrently with the execution of this Agreement (the "Loan Agreement"), pursuant to which the Lender has agreed to lend the maximum principal sum of $12,000,000 to the Borrower (the "Revolving Credit Commitment"). The Revolving Credit Commitment is evidenced by a master promissory note (the "Revolving Credit Note") of the Borrower. The borrowings under the Revolving Credit Commitment are sometimes hereinafter referred to as the Revolving Credit Loans. Terms used herein which are defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement, unless otherwise defined herein or the context hereof otherwise clearly requires.

     B. PLEDGE. The Lender is willing to make the Revolving Credit Loans to the Borrower upon the condition that (i) the Pledgor, which is the holder of 99% of the membership interests of the Borrower and the owner of 100% of the outstanding shares of the stock (the "WestAH Shares") of Westar Auto Holding Co., a Washington corporation (the "Company"), and the Company which is the holder of all of the remaining membership interests of the Borrower and the manager of the Borrower, guarantee the obligations of the Borrower relating to the Revolving Credit Loans in accordance with the terms of a certain Guaranty Agreement dated the date hereof (the "Guaranty"), (ii) the obligation of the Pledgor under the Guaranty be secured by a Pledge and Assignment of Membership Interests in favor of the Lender dated the date hereof (the "Assignment"), (iii) the obligations of the Pledgor under the Guaranty be further secured by interests in all of the WestAH Shares in the Company and all of the outstanding shares of stock of Westar Lease Services, Inc., a Washington corporation and a wholly owned subsidiary of the Pledgor (the "WesTRUST Shares," and, together with the WestAH Shares, the "Shares") now owned or which may be owned in the future by the Pledgor, and (iv) the Pledgor pledges, assigns and delivers all of the stock certificates evidencing the Shares (the "Certificates") owned by them to the Lender.


                                     AGREEMENT

     In consideration of the Revolving Credit Loans made by the Lender to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1. PLEDGE. As security for its obligations under the Guaranty, the Pledgor hereby grants to the Lender a security interest in the Shares which are now owned or which may in the future be owned by the Pledgor, together with any additions thereto and proceeds therefrom, and hereby pledges and assigns the Certificates representing the Shares to the Lender. The Pledgor has delivered stock powers with respect to the Certificate(s) endorsed in blank (the "Stock Powers") to the Lender and hereby authorizes the Lender, upon the occurrence and continuation of an Event of Default (as defined in Section 6 below), to transfer the Certificates to the Lender. The Lender hereby acknowledges receipt of the Certificate(s) as security for the obligations of the Pledgor under the Guaranty. The Lender agrees not to transfer, sell, encumber or otherwise dispose of the Shares except in accordance with the provisions of this Agreement.

     Section 2. DIVIDENDS AND VOTING RIGHTS. The Pledgor, as record owner of the Shares, is entitled, prior to the occurrence of any Event of Default (as defined in Section 6 below) and the exercise of the Lender's rights hereunder to
(i) retain all cash dividends paid on account of the Shares, (ii) exercise all voting rights of the Shares, and (iii) exercise all other shareholders' rights and privileges attributable to the Shares other than the right of sale, except and unless as otherwise provided herein.

     Section 3. ADJUSTMENTS. As additional security for the obligations of the Pledgor under the Guaranty, the Pledgor hereby grants to the Lender a security interest in all securities, money, funds or other property received by the Pledgor on account of or in exchange for the Shares whether as a result of any share dividend, share split, reclassification, merger or consolidation, reorganization or otherwise, and agrees to promptly pledge and deliver such securities, together with appropriate certificates and stock powers endorsed in blank to the Lender.

     Section 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents, warrants and covenants to the Lender, which representations, warranties and covenants will survive the execution and delivery of this Agreement, as follows:

          (a) The execution, delivery and performance of this Agreement will not conflict with any order, writ, injunction or decree of any court or arbitrator presently in effect having applicability to the Pledgor, or with any agreement to which the Pledgor is a party, which in any way prohibits or would be violated by the execution and carrying out of this Agreement.

          (b) The Pledgor owns the Shares free and clear of all liens and encumbrances (other than those granted to Lender) and there are no other restrictions on the transfer or sale of any of the Shares, except as disclosed on the Certificates. The Pledgor shall not sell, assign, transfer, pledge or encumber in any manner the Shares without the prior written approval of the Lender.

          (c) The Shares constitute all of the shares of the capital stock of the Company.

     Section 5. RELEASE OF SECURITY INTEREST. Upon payment in full of the Revolving Credit Loans and all other amounts payable to the Lender by the Borrower thereunder, the Lender agrees to (a) immediately cancel all Stock Powers with respect to the Certificates, (b) release its security interest in the Shares and (c) deliver all of the Certificates to the Pledgor. In the event that the Lender shall consent to the transfer by the Pledgor of the WesTRUST Shares to a Person which is not an Affiliate of the Pledgor, which consent shall not be unreasonably withheld, the Lender agrees to (a) immediately cancel all Stock Powers with respect to the Certificates evidencing ownership of the WesTRUST Shares, (b) release its security interest in the WesTRUST Shares and
(c) deliver all of the Certificates evidencing ownership of the WesTRUST Shares to the Pledgor.

     Section 6. DEFAULT. The failure of the Pledgor to comply with or the breach of any provision contained in the Guaranty or the Loan Agreement shall constitute an event of default ("Event of Default") hereunder. Upon the occurrence and continuation of such an Event of Default, the Lender shall have all rights and remedies provided by law, including those under the Uniform Commercial Code as adopted in Ohio ("UCC"), and may sell the Shares in any manner which is not inconsistent with the provisions of the UCC. The proceeds of any sale of the Shares shall first be applied to the repayment of all amounts owing to the Lender under the Loan Agreement. These rights shall be in addition to other remedies now or hereafter existing at law or in equity. Any failure or delay by the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time.

     Section 7. SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement will bind and inure to the benefit of the respective successors and assigns of the parties.

     Section 8. CONTROLLING LAW; SEVERABILITY. The various provisions of this Agreement will be construed under, and the respective rights and obligations of the parties will be determined with reference to, the laws of the State of Ohio. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid, such holding will in no way affect the validity of the remainder of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

LENDER:                                   PLEDGOR:

BANK ONE, COLUMBUS, N.A.                  REPUBLIC LEASING INCORPORATED


By_____________________________           By___________________________
   Robert N. Kent, Jr.                       Robert W. Christensen, Jr.
   Vice President                            President

                   EXHIBIT F TO THE REVOLVING CREDIT AGREEMENT

                PLEDGE OF AND ASSIGNMENT OF MEMBERSHIP INTERESTS


     This Pledge and Assignment of Membership Interests (the "Assignment") is made as of July 12, 1995 by REPUBLIC LEASING INCORPORATED (the "Assignor") to BANK ONE, COLUMBUS, N.A. (the "Assignee").


                                   BACKGROUND

     A. LOAN AGREEMENT. The Assignee, Westar Auto Finance, L.L.C., a Washington limited liability company (the "Borrower") and the Assignor have entered into a Revolving Credit Agreement concurrently with the execution of this Assignment (the "Loan Agreement"), pursuant to which the Lender has agreed to lend the maximum principal sum of $12,000,000 to the Borrower (the "Revolving Credit Commitment"). The Revolving Credit Commitment is evidenced by a master promissory note (the "Revolving Credit Note") of the Borrower. The borrowings under the Revolving Credit Commitment are sometimes hereinafter referred to as the Revolving Credit Loans. Terms used herein which are defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement, unless otherwise defined herein or the context hereof otherwise clearly requires.

     B. ASSIGNMENT. The Lender is willing to make the Revolving Credit Loans to the Borrower upon the condition that (i) the Assignor, which is the holder of 99% of the membership interests of the Borrower (the "Membership Interests"), a Washington limited liability company formed pursuant to the provisions of a Limited Liability Company Agreement dated as of July 12, 1995 between the Assignor and Westar Auto Holding Co. (the "Limited Liability Company Agreement"), guarantee the obligations of the Borrower relating to the Revolving Credit Loans in accordance with the terms of a certain Guaranty Agreement dated the date hereof (the "Guaranty") and (ii) the obligations of the Assignor under the Guaranty be secured by the Assignment.


                                     AGREEMENT

     In consideration of the Revolving Credit Loans made by the Assignee to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1. ASSIGNMENT. As security for their obligations under the Guaranty, the Assignor hereby assigns, transfers and sets over unto the Assignee all of its right, title and interest in and to the Membership Interests and all proceeds therefrom, including without limitation the Assignor's rights to distributions of cash or other property from the Borrower ("Distributions" and, together with the Membership Interests, the "Collateral").

     Section 2. CREATION OF SECURITY INTEREST. The Assignor agrees that there shall be duly executed and filed or recorded in all appropriate state and local offices all documents necessary to grant and create in favor of the Assignee a perfected security interest in the Collateral under the Uniform Commercial Code.

     Section 3. ASSIGNEE HAS RIGHTS AND REMEDIES OF A SECURED PARTY. In addition to all rights and remedies given to the Assignee by this Assignment, the Assignee shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     Section 4. PRESERVATION AND PROTECTION OF SECURITY INTEREST. The Assignor shall faithfully preserve and protect the Assignee's security interest in the Collateral and shall, at its own cost and expense, cause such security interest to be perfected and continued perfected until the Assignor has been released pursuant to the provisions of the Guaranty, and for such purpose the Assignor shall from time to time at the request of the Assignee file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation, financing statements and continuation statements, as the Assignee may deem necessary or advisable from time to time in order to perfect and continue perfected said security interest. The Assignor shall do all such other acts and things and shall execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as the Assignee may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a perfected first lien security interest in the Collateral prior to the rights of any other secured party or lien creditor except as otherwise permitted herein. The Assignee, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of the Assignor to do all acts and things which the Assignee may deem necessary or advisable to preserve, perfect and continue perfected the Assignee's security interest in the Collateral upon the occurrence of an Event of Default or upon Assignor's refusal to do any such act or thing, including without limitation the signing of financing, continuation or other similar statements and notices on behalf of the Assignor.

     Section 5. RIGHTS TO COLLATERAL PRIOR TO AND AFTER OCCURRENCE OF EVENT OF DEFAULT. Until the occurrence of an Event of Default (as defined in Section 9 below) and the exercise of the Assignee's rights hereunder, the Assignor may retain, use and enjoy the benefits of its Collateral. After the occurrence of an Event of Default, Assignee may enforce this Assignment by notifying the Assignor by registered or certified mail or by personal delivery sent or delivered to the address hereinafter prescribed for sending notices. Upon the occurrence of any Event of Default, Assignee shall have the right, but not the obligation, exercisable upon written notice to the Assignor and the Borrower, to exercise all of the Assignee's rights and remedies hereunder, and this Assignment, together with such notice to the Borrower, shall constitute a direction to and full authority to the Borrower to treat and regard Assignee as the transferee of the Membership Interests entitled in the place and stead of the Assignor to receive all Distributions with respect thereto. The Assignor hereby irrevocably authorizes the Borrower to rely upon and comply with any written notice or demand by Assignee for the collection of any Distributions under the Limited Liability Company Agreement. The Assignee shall not be required to prove or otherwise establish for the benefit of the Borrower the existence of an Event of Default, and the Borrower is hereby authorized to rely upon the written statement of Assignee with respect to the existence of an Event of Default. The Borrower shall have no liability to the Assignor for the Borrower's reliance upon Assignee's written notice of the existence of an Event of Default. Without in any way limiting the effectiveness of the aforesaid authorization, if the Assignor shall receive all or any portion of any Distribution which under this Assignment is receivable by the Assignee, the Assignor will hold the same in trust and will remit the same immediately to the Assignee. Upon the exercise by the Assignee of its rights and remedies hereunder (i.e. upon written notice from Assignee to the Assignor and the Borrower), the Assignee shall enjoy all of the rights and privileges of the Assignor to operate, manage and control the Borrower, all as if Assignee were a party to the Limited Liability Company Agreement in lieu of the Assignor.

     Section 6. OBLIGATIONS OF THE ASSIGNEE. The Assignee shall have no responsibility to enforce collection of any Distribution hereby assigned and shall have no other responsibility in connection therewith, except the responsibility to account for funds actually received. Neither this Assignment nor any action or inaction on the part of Assignee prior to the exercise of Assignee's rights hereunder shall constitute an assumption on the part of Assignee of any duty or obligation with respect to the Membership Interests or the Limited Liability Company Agreement, nor shall Assignee have any duty or obligation to make any payment to be made by the Assignor under the Limited Liability Agreement, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts or the performance of any obligations which have been assigned to the Assignee or to which it may be entitled hereunder at any time or times. No action or inaction on the part of the Assignee shall adversely affect or limit in any way the rights of the Assignee hereunder.

     Section 7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNOR. The Assignor represents, warrants and covenants that the following are true as of this date and will continue to be true until the Assignor has been released pursuant to the provisions of the Guaranty:

          (a) The Borrower is duly organized and is a validly existing limited liability company under the laws of the State of Washington;

          (b) The Assignor will not create nor permit to exist any lien on the Collateral;

          (c) The Assignor has full power and authority to execute this Assignment, to perform its obligations hereunder and to subject the Collateral to the security interest granted hereunder;

          (d) The execution of this Assignment will not cause a default by the Assignor under any agreements to which it is a party;

          (e)  The Assignor is the sole owner of the Collateral;

          (f) No certificate evidencing the Collateral has been issued and if such certificate is subsequently issued, it will be deposited with the Assignee to continue the perfection of its security interest;

          (g) If the Assignee becomes the owner of the Collateral upon the exercise of its remedies under this Assignment, the Assignee shall not be required to pay any capital contributions or other assessments to the Borrower with respect to such Collateral;

          (h) The Collateral constitutes all economic and beneficial interests in the Borrower;

          (i)  The Assignor has not made any prior assignment of the Collateral;

          (j) The Collateral is not subject to any defenses, set-offs or counterclaims of any nature whatsoever;

          (k) There exists no event, condition or occurrence that constitutes, or which with notice and/or the passage of time would constitute, a breach of or a default under any term or condition of any of the Collateral; and

          (l) The Assignor will not take any action that would destroy or impair the security to the Assignee of this Assignment.

     Section 8. RELEASE OF SECURITY INTEREST. Upon payment in full of the Revolving Credit Loans and all other amounts payable to the Assignee by the Borrower thereunder, the Assignee agrees to release its security interest in the Collateral.

     Section 9. DEFAULT. The failure of the Assignor to comply with or the breach of any provision contained in the Guaranty or in the Loan Agreement shall constitute an event of default ("Event of Default") hereunder. Upon the occurrence and continuation of such an Event of Default, the Assignee shall have all rights and remedies provided by law, including those under the Uniform Commercial Code as adopted in Ohio ("UCC"). The proceeds of any sale of the Collateral shall first be applied to the repayment of all amounts owing to the Lender under the Loan Agreement. These rights shall be in addition to other remedies now or hereafter existing at law or in equity. Any failure or delay by the Assignee to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time.

     Section 10. CONTROLLING LAW; SEVERABILITY. The various provisions of this Assignment will be construed under, and the respective rights and obligations of the parties will be determined with reference to, the laws of the State of Ohio. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Assignment to be invalid, such holding will in no way affect the validity of the remainder of this Assignment.


     IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed on the date first above written.

                                    REPUBLIC LEASING INCORPORATED
                                    a Delaware corporation


                                    By__________________________
                                      Robert W. Christensen, Jr.
                                      President

                   EXHIBIT G TO THE REVOLVING CREDIT AGREEMENT

                           DISPUTE RESOLUTION AGREEMENT

BANK ONE                                    AGREEMENT WITH RESPECT TO PREVENTION
                                                      AND RESOLUTION OF DISPUTES

     This Agreement with Respect to Prevention and Resolution of Disputes (hereafter referred to as "Agreement") dated as of this 12th day of July, 1995, by and between Bank One, Columbus, N.A., (hereafter referred to as "Bank One"), and Westar Auto Finance, L.L.C., Republic Leasing Incorporated, and ___________, (hereafter referred to as "Obligors").

                                  WITNESSETH:

     WHEREAS, Bank One is entering into or has entered into a financing transaction (hereafter referred to as "Financing Transaction") evidenced by the following instruments, including any amendments, extensions or renewals thereof which instruments may be secured with collateral security documents and/or guaranty agreements (hereafter collectively referred to as "Loan Documents"):

     (i) Revolving Credit Agreement     $ 12,000,000
         -----------------------------   -----------------  -------------------
         Instrument                      Amount             Date

     (ii)_____________________________   _________________  ___________________
         Instrument                      Amount             Date

     (iii)_____________________________  _________________  ___________________
         Instrument                      Amount             Date

     WHEREAS, Bank One and Obligors seek to minimize potential costs caused by undue delays and expenses arising from the resolution of a dispute under the Financing Transaction by (i) giving certainty as to where the dispute will be heard and which laws will be applicable to its resolution, (ii) limiting the understanding between the parties to written agreements, and (iii) waiving the right to have a jury trial so that the dispute can be resolved quickly and efficiently;

     WHEREAS, to prevent disputes, to expedite the resolution of any dispute between Bank One and any of the Obligors and to induce Bank One to enter into or continue the Financing Transaction, Obligors are executing and delivering this Agreement; and

     WHEREAS, Bank One has requested this Agreement as a condition of Bank One entering into or continuing the Financing Transaction;

     NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Obligors agree as follows:

     1. SUBMISSION TO JURISDICTION, VENUE, AND LAW. With respect to any claim arising out of the Financing Transaction, the Obligors irrevocably submit, for themselves and their property, to the nonexclusive jurisdiction and to the laying of venue of the courts of competent jurisdiction in _____________________ County_________________. The Loan Documents and this Agreement shall in all respects be construed in accordance with and governed by the laws of the state of Ohio.

     2. PREVENTION OF DISPUTES. The Loan Documents together with this Agreement constitute the ONLY agreement and understanding among Bank One and the Obligors and supersede any and all prior agreements and understandings, oral or written, relating to the Financing Transaction. Obligors acknowledge that they have not relied on any oral promises or representations by Bank One other than those set forth in the Loan Documents together with this Agreement. No change in the terms, amendment, modification or waiver of any provision of the Loan Documents or this Agreement shall be effective unless the same shall be in writing and signed by the Obligors and Bank One.

     3. WAIVER OF JURY TRIAL. BANK ONE AND OBLIGORS HEREBY VOLUNTARILY, IRREVOCABLE AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN BANK ONE AND ANY OF THE OBLIGORS ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN ANY OF THE OBLIGORS AND BANK ONE IN CONNECTION WITH THE LOAN DOCUMENTS, THIS AGREEMENT, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK ONE TO ENTER INTO THE FINANCING TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK ONE'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATED HERETO.

     In the event of a conflict between the provisions of this Agreement and the provisions of any of the Loan Documents, the provisions of this Agreement shall supersede and prevail over those provisions of the Loan Documents which appear to conflict. In the event that any one or more of the provisions contained in this Agreement or in the Loan Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or the Loan Documents. This Agreement shall be binding upon and inure to the benefit of Obligors and Bank One and their respective successors and assigns.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on the day and year first above written.

                                              WESTAR AUTO FINANCE, L.L.C.
Bank One, Columbus, N.A.                  By: WESTAR AUTO HOLDING CO., Manager

By:______________________________         By:_________________________________
   Robert N. Kent, Jr.                       Robert W. Christensen, Jr.

Its: Vice President                          President

                                             REPUBLIC LEASING INCORPORATED

                                          By:_________________________________
                                             Robert W. Christensen, Jr.
                                             President

                   EXHIBIT H TO THE REVOLVING CREDIT AGREEMENT

                      COMPANY/GUARANTOR'S COUNSEL'S OPINION


Frank J. Owens                           OWENS DAVIES MACKIE
Arthur L. Davies                         -------------------------
John V. Lyman                            A Professional Services Corporation
Alexander W. Mackie                      Attorneys at Law
Richard G. Phillips, Jr.
Brial L. Budsberg                                 Street Address
Michael W. Mayberry                               926 - 24th Way S.W.
Kirk M. Veis                                      Olympia, Washington 98502
Robert F. Hauth
    ---------                                     Mailing Address
Burton R. Johnson (1970)                          P.O. Box 187
    ---------                                     Olympia, Washington 98507-0187
Cynthia D. Turner
Matthew B. Edwards
James H. Blundell, Jr.

*ALSO ADMITTED IN WASHINGTON, D.C.


                                        July 12, 1995



Bank One, Columbus, N.A.
100 East Broad Street
Columbus, Ohio  43271-1012

Ladies and Gentlemen:

We have acted as special counsel to Republic Leasing Incorporated (the "Guarantor"), Westar Auto Holding Co. ("WestAH") and Westar Auto Finance, L.L.C. (the "Company") in connection with the execution and delivery of that certain Revolving Credit Agreement dated the date hereof (the "Revolving Credit Agreement") among the Guarantor, the Company and Bank One, Columbus, N.A. ("Bank One"), that certain Revolving Credit Note of the Company dated the date hereof in the amount of $12,000,000 (the "Revolving Credit Note"), that certain Guaranty Agreement of the Guarantor and WestAH dated the date hereof (the "Guaranty"), that certain Guarantor Security Agreement dated the date hereof between the Guarantor and Bank One (the "Guarantor Security Agreement"), that certain Company Security Agreement dated the date hereof between the Company and Bank One (the "Company Security Agreement"), that certain Pledge of Stock dated the date hereof between the Guarantor and Bank One (the "Stock Pledge"), that certain Pledge and Assignment of Membership Interests dated the date hereof between the Guarantor and Bank One (the "Assignment") and all documents and instruments contemplated by, or executed in connection with, the Revolving Credit Agreement (hereinafter collectively referred to as the "Loan Documents").

In connection with this opinion, we have reviewed the Loan Documents. We have investigated such questions of law, and have examined and relied upon originals, or copies certified or otherwise identified to our satisfaction, of such corporate documents and records of the Guarantor, WestAH and the Company and such public records as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. As to matters of fact (except facts constituting legal conclusions), we have relied on certificates and other statements of public officials and corporate officers or representatives of the Guarantor, WestAH and the Company, none of which has been independently verified by us, but none of which do we have reason to believe is inaccurate, or with respect to which our reliance would be unreasonable.

In rendering this opinion, we have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the legal capacity and authority of all persons signing such documents other than those signing on behalf of the Guarantor, WestAH and the Company, the genuineness of the signatures of persons signing all documents examined by us other than those signed on behalf of the Guarantor, WestAH and the Company, that all parties to the Loan Documents, other than the Guarantor, WestAH and the Company, are in compliance with all of their obligations and undertakings arising under the Loan Documents.

Where we render an opinion "to the best of our knowledge" or otherwise refer to our knowledge, our opinion is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Guarantor, WestAH, and the Company, and/or (ii) such certification of officers or representatives of the Guarantor, WestAH and the Company as we have deemed appropriate.

The opinions hereinafter expressed are subject to the following qualifications:

  A. The fact that a court might not enforce certain covenants of the Loan Documents or allow acceleration of amounts due if it concludes that such enforcement or acceleration is not undertaken in good faith under the then existing circumstances, and the fact that each of the Loan Documents is subject to any requirement under applicable law generally imposing an obligation of good faith or reasonableness in the performance and enforcement of contracts.

  B. Provisions in the Loan Documents specifying that the terms and conditions of the Loan Documents may be waived only in writing may not be enforced under Washington law to the extent that an oral agreement has been performed modifying provisions of the Loan Documents.

  C. The effect of Washington law which provides that, where a contract permits one party to the contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees notwithstanding the absence of a written agreement to such effect.

  D. Statutes and case law reflecting existing public policy may render unenforceable waivers or releases of the benefits of statutory, common law, or broadly or vaguely stated rights or unknown future rights.

  E. We express no opinion as to the enforceability of provisions in the Loan Documents to the effect that failure to exercise, or delay in exercising, rights or remedies will not operate as a waiver of any such rights or remedies.

  F. We express no opinion as to: (i) the enforceability of any provision relating to cumulation of remedies; (ii) the availability of remedies in the event of a non-material default; and (iii) the enforceability of powers of attorney to the extent that they purport to grant rights and powers that may not be granted or waived under applicable laws.

Based on and subject to the foregoing, we are of the opinion that:

  (i) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and holds a valid certificate of authority to transact business in the State of Washington. WestAH is a corporation and the Company is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Washington. The Guarantor, WestAH and the Company have all requisite power and authority to own and operate their properties and to carry on their businesses as now conducted, and have all requisite power and authority to execute and deliver and to perform all of their obligations under the Loan Documents.

  (ii) The Guarantor, WestAH and the Company are each duly qualified or licensed to do business and in good standing as a foreign corporation or limited liability company in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted makes such qualification or licensing necessary and in which the failure to be so qualified or licensed would have a materially adverse effect on the conduct of the businesses of the Guarantor, WestAH or the Company, taken as a whole.

  (iii) The execution, delivery and performance by the Guarantor, WestAH and the Company of the Loan Documents to which they are a party, respectively, have been duly authorized by all necessary corporate or limited liability company actions, as the case may be.

  (iv) The execution, delivery and performance by the Guarantor, WestAH and the Company of the Loan Documents to which they are a party, respectively, do not and will not result in any violation of or be in conflict with or constitute a default under, the articles of incorporation or bylaws of the Guarantor or WestAH, or the certificate of formation or operating agreement of the Company, or, to the best of our knowledge, of any agreement or instrument to which any of them is a party or by which any of them is bound, or any order, writ, injunction, judgment, decree, statute, or governmental rule or regulation applicable to any of them or by which any of them is bound.

  (v) Except as referred to in paragraph (viii) below, no authorization, consent, approval, license or exemption by, or filing or registration with, any domestic court or governmental department, commission, board, bureau, agency or instrumentality, is or will be necessary to the valid execution, delivery or performance by the Guarantor, WestAH and the Company of the Loan Documents to which they are a party, respectively.

  (vi) The Loan Documents to which the Guarantor, WestAH or the Company is a party have been duly executed and delivered by each of them, as applicable, and are the valid and binding obligations of each of them, respectively, enforceable against each of them, respectively, in accordance with their respective terms and applicable law, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, rehabilitation, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceedings therefor may be brought.

  (vii) To the best of our knowledge, there is no court action, or other governmental proceedings or investigations pending or threatened, involving the Guarantor, WestAH, or the Company which question the validity of the Loan Documents or any action taken or to be taken pursuant thereto, which would have a materially adverse effect on the businesses or operations of the Guarantor, WestAH or the Company taken as a whole.

  (viii) The Security Agreements are in appropriate form to create the liens they purport to create in the personal property described therein. Filing or recording financing statements with the Washington State Department of Licensing is the only filing or recording necessary to perfect, for purposes of the Uniform Commercial Code as adopted in the State of Washington (the "UCC"), the security interests created by the Security Agreements in that part of the personal property in which a security interest may be perfected by filing. We advise you that action other than filing of a financing statement is necessary to perfect a security interest in certain personal property. In that regard, possession by the secured party is sufficient to perfect the security interest in any certificated securities in which a security interest is granted. We also advise that such filing will become ineffective after the lapse of five years, and that additional filings may be required if any debtor changes its name, identity or corporate structure; moves collateral to another jurisdiction; or changes its location to another jurisdiction.

  (ix) The Trust Agreement (as defined in the Revolving Credit Agreement) has been duly executed and delivered by the Company and Westar Lease Services, Inc., as trustee, and is the valid and binding obligation of each of them enforceable against each of them, respectively, in accordance with its terms and applicable law, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, rehabilitation, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity, and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceedings therefor may be brought.

We express no opinion as to the laws of any jurisdiction other than the State of Washington, the General Corporation Law of the State of Delaware and the laws of the United States of America. This opinion is furnished as of the date hereof and we undertake no obligation to advise you of any event occurring after the date hereof which would change any of the opinions set forth herein. This opinion is furnished by us solely for your benefit and no other person may rely upon the opinions herein expressed. Except with our prior written consent, this opinion is not to be used, circulated, quoted or otherwise referred to in connection with any transaction other than those contemplated by the Loan Documents or by or to any person.

                                        Respectfully submitted,

                                        OWENS DAVIES MACKIE



                                        Richard G. Phillips, Jr.
                                        (Signature)

                   EXHIBIT I TO THE REVOLVING CREDIT AGREEMENT

                                VALIDITY AGREEMENT


     This Validity Agreement ("Agreement") is made as of July 12, 1995 by Robert
W. Christensen, Jr. and Cathy L. Carlson (individually an "Indemnitor" and, collectively, the "Indemnitors") to BANK ONE, COLUMBUS, N.A. (the "Lender").


                                   Background

     The following is a mutual statement by the parties of certain factual matters which form the basis of this Agreement.

     A. LOAN AGREEMENT. The Lender, Westar Auto Finance, L.L.C., a Washington limited liability company (the "Company") and Republic Leasing Incorporated, a Delaware corporation ("Republic") have entered into a Revolving Credit Agreement concurrently with the execution of this Agreement (the "Loan Agreement"), pursuant to which the Lender has agreed to lend the maximum principal sum of $12,000,000 to the Company (the "Revolving Credit Commitment"). The Revolving Credit Commitment is evidenced by a master promissory note (the "Revolving Credit Note") of the Company. The borrowings under the Revolving Credit Commitment are sometimes hereinafter referred to as the Revolving Credit Loans. Republic is the holder of 99% of the membership interests of the Borrower and pursuant to the terms of the Loan Agreement has concurrently with the execution of this Agreement executed the Guarantor Security Agreement and the Pledge Agreements. Robert W. Christensen, Jr. is a shareholder and both of the Indemnitors are officers of Republic.

     B. INDEMNIFICATION AGREEMENT. The Lender is willing to enter into the Loan Agreement upon the condition that the Indemnitors execute and deliver this Agreement to indemnify the Lender against the breach of certain representations made by the Borrower in the Loan Agreement and against the breach of the representations, warranties and covenants made by the Indemnitors in this Agreement. Terms used herein which are defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement, unless otherwise defined herein or the context hereof otherwise clearly requires.


                        STATEMENT OF AGREEMENT

     The Indemnitors, in consideration of the premises and for the purpose of inducing the Lender to enter into the Loan Agreement, do hereby, jointly and severally, covenant and agree to and for the benefit of the Lender as follows:

     Section 1. CERTAIN REPRESENTATION, WARRANTIES AND COVENANTS. The Indemnitors, jointly and severally, represent, warrant and covenant to the Lender, which representations and warranties shall survive the execution and delivery of this Agreement, the Loan Agreement and the Security Agreements, as follows.

          (a) Each Indemnitor is a duly elected, qualified and acting officer of Republic and will not, without the prior written consent of Lender, take any action to resign from his office or to sell, transfer or otherwise dispose of any shares of the stock of Republic currently owned by him.

          (b) Each Indemnitor is fully familiar with all of Republic's and the Borrower's business and financial affairs, has examined the representations, warranties, covenants and agreements contained in the Loan Agreement and the Security Agreements and certifies that to the best of his or her knowledge and belief upon diligent inquiry, as of the date hereof, all of the representations, warranties and covenants of Republic and the Borrower contained in the Loan Agreement and the Security Agreements (including, without limitation, all financial statements and financial information supplied to the Lender by the Borrower and Republic) are true and correct in all material respects and that as of the date of this Agreement there exists no Default or Event of Default.

          (c) Each indemnitor shall use all reasonable efforts to cause to be instituted and implemented controls and procedures, and will regularly review the actions of the employees of Republic and the Borrower responsible for seeing that such procedures and controls are properly followed, with the objective that (i) all reports with respect to the Collateral and all other financial and other reports of every nature whatsoever submitted by Republic or the Borrower to the Lender (including, without limitation, the Borrowing Base certificate and the financial statements, cash flow statements, and such other statements as required under the Loan Agreement) shall be true, complete and correct in all material respects, as of the date delivered to the Lender, consistent with generally accepted accounting practices, and will not contain any misstatement of any material fact, (ii) the Borrower shall fully and timely comply with all of the covenants of the Loan Agreement and the Security Agreements which require disclosure to the Lender, including without limitation disclosure with respect to (A) the existence of liens or security interests in the Collateral, (B) the quality of the Collateral and
     (C) Republic's or the Borrower's ownership or assignment of the Collateral, and (iii) Republic and the Borrower adhere to the underwriting criteria for Eligible Leases set forth in the Loan Agreement.

          (d) Unless the Borrower is judicially contesting the existence of an Event of Default, in the event the Lender comes into possession of any or all of the Collateral and/or its collecting any portion of the Collateral by reason of the occurrence of an Event of Default, each Indemnitor hereby covenants that he will, at the Lender's option and upon Lender's written request, and for so long as any Revolving Credit Loans shall remain outstanding, assist Lender in disposing of such Collateral and/or collecting or otherwise realizing upon such Collateral. During such period, when asked by Lender to render such assistance, each Indemnitor shall exert all reasonable efforts to obtain sales of such Collateral at the best obtainable prices and terms and/or to collect or otherwise realize upon such Collateral at its full face value.

     Section 2. INDEMNIFICATION. The Indemnitors, jointly and severally, shall indemnify and hold the Lender harmless from and against any and all claims, liabilities, losses, damages, costs and expenses (including, without limitation, attorneys' fees, judgments, fines, and amounts paid in settlement) which Lender may incur by reason of or arising out of (i) the breach by Republic or the Borrower of any of the representations and warranties contained in the Loan Agreement or (ii) the breach by any of the Indemnitors of any of the representations, warranties or covenants contained in this Agreement.

     Section 3. COSTS AND EXPENSES. Each Indemnitor agrees, jointly and severally, to pay all the reasonable costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Lender in enforcing or attempting to enforce this Agreement, whether the same shall be enforced by suit or otherwise.

     Section 4. ENFORCEMENT. The obligations of the Indemnitors hereunder are independent of the obligations of Republic or the Borrower, and a separate action or actions may be brought and prosecuted against the Indemnitors regardless of whether any action is brought against Republic or the Borrower or whether Republic or the Borrower be joined in any such action(s). Indemnitors hereby acknowledge and agree that it shall not be a condition precedent to the enforcement of this Agreement by the Lender against the Indemnitors that the Lender first seek recourse against Republic or the Borrower under the Loan Agreement or any of the Security Agreements.

     Section 5. TERM. This Agreement shall continue in full force and effect until all obligations of Republic and the Borrower under the Loan Agreement and the Security Agreements (the "Obligations") are fully paid, performed and discharged and Lender has given the Indemnitors written notice thereof. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of any Indemnitor or Borrower or otherwise, all as though such payment had not been made. This Agreement shall be binding upon the Indemnitors and inure to the benefit of the Indemnitors and the Lender and their respective heirs, administrators, executors, personal representatives, successors and assigns.

     Section 6. DEFAULT UNDER LOAN AGREEMENT. Each Indemnitor acknowledges and agrees that a breach of the terms of this Agreement shall be an Event of Default under the Loan Agreement.

     Section 7. SPECIFIC PERFORMANCE. The Indemnitors, jointly and severally, agree and acknowledge that a breach any Indemnitor of any of the terms of this Agreement may not be adequately measured or compensated in money damages, and that any breach or threatened breach of any such terms could do irreparable injury to the Lender. It is therefore agreed that in the event of any breach or threatened breach by any Indemnitor of any of the terms of this Agreement, to the extent available under applicable law, the Lender shall be entitled, in addition to any and all other rights and remedies which it may have at law or in equity, to apply for and obtain specific performance by such Indemnitor of such terms of this Agreement.

     Section 8. AMENDMENTS, MODIFICATIONS, ETC. No amendment, modification, termination, or waiver of any provision of this Agreement nor consent to any departure by the Indemnitors therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice or demand on the Indemnitors in any case shall entitle the Indemnitors to any other or further notice or demand in similar or other circumstances.

     Section 9. APPLICABLE LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Ohio and for all purposes shall be governed by and construed in accordance with the laws of the State of Ohio.

     Section 10. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     Section 11. MULTIPLE COUNTERPARTS. This Agreement may be signed in multiple counterparts with the same effect as if the signatures thereto were upon the same instrument.

     This Agreement has been executed by the Indemnitors on the date first written above.

                                          Indemnitors:


                                          --------------------------
                                          Robert W. Christensen, Jr.


                                          --------------------------
                                          Cathy L. Carlson